Prospectus
[LOGO] Merrill Lynch

Merrill Lynch Index Funds, Inc.

[GRAPHIC]

April 17, 2000

This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these Securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

PAGE

[GRAPHIC]
KEY FACTS

Merrill Lynch Index Funds at a Glance 3

Risk/Return Bar Chart 8

Fees and Expenses 12

[GRAPHIC]
DETAILS ABOUT THE FUNDS

How the Funds Invest 15

Investment Risks 21

[GRAPHIC]
YOUR ACCOUNT

How to Buy, Sell, Transfer and Exchange Shares 29

Participation in Merrill Lynch Fee-Based Programs 33

[GRAPHIC]
MANAGEMENT OF THE FUNDS

Fund Asset Management 36

Financial Highlights 39

[GRAPHIC]
FOR MORE INFORMATION

Shareholder Reports Back Cover

Statement of Additional Information Back Cover

MERRILL LYNCH INDEX FUNDS, INC.

[GRAPHIC] Key Facts

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined highlighted terms in this prospectus in the sidebar.

Common Stock  — securities representing shares of ownership of a corporation.

Bonds — debt obligations issued by corporations, governments and other issuers.

MERRILL LYNCH INDEX FUNDS AT A GLANCE

What is each Fund’s investment objective?

S&P 500 Index Fund

The investment objective of the S&P 500 Index Fund is to match the performance of the Standard & Poor’s 500 Composite Stock Price Index (the “S &P 500”) as closely as possible before the deduction of Fund expenses. The S&P 500 is a market-weighted index composed of 500 common stocks issued by large-capitalization U.S. companies in a wide range of businesses. The stocks included in the index collectively represent a substantial portion of all common stocks publicly traded in the U.S.

Small Cap Index Fund

The investment objective of the Small Cap Index Fund is to match the performance of the Russell 2000 Index (the “Russell 2000”) as closely as possible before the deduction of Fund expenses. The Russell 2000 is a market-weighted index composed of approximately 2,000 common stocks issued by smaller-capitalization U.S. companies in a wide range of businesses.

Aggregate Bond Index Fund

The investment objective of the Aggregate Bond Index Fund is to match the performance of the Lehman Brothers Aggregate Bond Index (the “Aggregate Bond Index ”) as closely as possible before the deduction of Fund expenses. The Aggregate Bond Index is composed primarily of dollar-denominated investment grade bonds of different types.

International Index Fund

The investment objective of the International Index Fund is to match the performance of the Morgan Stanley Capital International Europe, Asia and Far East GDP Weighted Index (the “EAFE Index”) as closely as possible before the deduction of Fund expenses. The EAFE Index is composed of equity securities of companies from various industrial sectors whose primary trading markets are located outside the U.S. Companies included in the EAFE Index are selected from among the larger capitalization companies in these markets.

The weighting of the EAFE Index is based on the gross domestic product of each of the countries in the index.

We cannot guarantee that the Funds will achieve their objectives.

MERRILL LYNCH INDEX FUNDS, INC.

[GRAPHIC] Key Facts

What are each Fund’s main investment strategies?

All Funds

Each Fund employs a “passive” management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of that Fund’s index. Each Fund will be substantially invested in securities in the applicable index, and will invest at least 80% of its assets in securities or other financial instruments in, or correlated with, the applicable index. A Fund may change its target index if Fund management believes a different index would better enable the Fund to match the performance of the market segment represented by the current index.

Each Fund invests all of its assets in a series (the “Series”) of Quantitative Master Series Trust that has the same goals as the Fund. All investments will be made at the level of the Series. This structure is sometimes called a “master/feeder” structure. Each Fund’s investment results will correspond directly to the investment results of the underlying Series it invests in. For simplicity, this Prospectus uses the term “Fund ” to include the underlying Series in which a Fund invests.

S&P 500 Index Fund

The S&P 500 Index Fund invests in the common stocks represented in the S&P 500 (other than Merrill Lynch & Co., Inc. (“ML & Co.”)) in roughly the same proportions as their weightings in the S&P 500. The Fund may also invest in derivative instruments linked to the S&P 500. At times the Fund may not invest in all of the common stocks in the S&P 500 or, in the same weightings as in the S&P 500. At those times, the Fund chooses investments so that the market capitalizations, industry weighting and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the S&P 500 as a whole. The Fund may also engage in securities lending.

Small Cap Index Fund

The Small Cap Index Fund invests in a statistically selected sample of stocks included in the Russell 2000 and in derivative instruments linked to the Russell 2000. The Fund may not invest in all of the common stocks in the Russell 2000, or in the same weightings as in the Russell 2000. The Fund chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the Russell 2000 as a whole. The Fund may also engage in securities lending.

MERRILL LYNCH INDEX FUNDS, INC.

Maturity — the time at which the principal amount of a bond is scheduled to be returned to investors.

Duration — the sensitivity of a bond or bond portfolio to changes in interest rates.

Aggregate Bond Index Fund

The Aggregate Bond Index Fund invests in a statistically selected sample of bonds which are included in or correlated with the Aggregate Bond Index, and in derivative instruments linked to the Aggregate Bond Index. The Fund may not invest in all of the bonds in the Aggregate Bond Index, or in the same weightings as in the Aggregate Bond Index. The Fund may invest in bonds not included in the index, but which are selected to reflect characteristics such as maturity, duration, or credit quality similar to bonds in the index. This may result in different levels of interest rate, credit or prepayment risks from the levels of risks on the Aggregate Bond Index. The Aggregate Bond Index is composed of a variety of dollar-denominated investment grade bonds, including bonds issued by the U.S. government and foreign governments and their agencies, and bonds issued by U.S. or foreign companies, among others. The Fund may also engage in securities lending.

International Index Fund

The International Index Fund invests in a statistically selected sample of equity securities included in the EAFE Index and in derivative instruments linked to the EAFE Index. The Fund may not invest in all of the countries, or all of the companies within a country represented in the EAFE Index, or in the same weightings as in the EAFE Index. The Fund will choose investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the EAFE Index as a whole. The Fund may also engage in securities lending.

What are the main risks of investing in the Funds?

As with any mutual fund, the value of each Fund’s investments and therefore, the value of a Fund’s shares, may fluctuate. If the value of a Fund’s investments goes down, you may lose money. Changes in the value of the S &P 500 Index Fund’s, Small Cap Index Fund’s and International Index Fund’s equity investments may occur because a stock market is rising or falling or as the result of specific factors that affect particular investments.

The Aggregate Bond Index Fund’s bond investments are subject to interest rate and credit risk. Interest rate risk is the risk that when interest rates go up, the value of debt instruments generally goes down. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than shorter term securities. Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Each Fund may invest in foreign securities to the extent foreign securities are represented in the index tracked by that Fund. Currently, the International Index Fund will invest primarily in foreign securities and the Aggregate Bond Index Fund will invest a portion of its assets in foreign securities. The Aggregate Bond Index Fund will invest only in dollar-denominated foreign securities, while the International Index Fund will invest principally in securities denominated in foreign currencies. The International Index Fund’s and Aggregate Bond Index Fund’s investments in foreign securities involve special risks, including the possibility of substantial volatility due to adverse political, economic or other developments. Foreign securities may also be less liquid and harder to value than U.S. securities. In addition, the foreign securities in which the International Index Fund will invest are subject to significant changes in value due to exchange rate fluctuations.

The Funds are also subject to selection risk, which is the risk that a Fund’s investments, which may not fully replicate the index, may underperform the securities in the index. Each Fund will attempt to be fully invested at all times, and will not hold a significant portion of its assets in cash. The Funds will generally not attempt to hedge against adverse market movements. Therefore, a Fund might go down in value more than other mutual funds in the event of a general market decline. In addition, an index fund has operating and other expenses while an index does not. As a result, while a Fund will attempt to track its target index as closely as possible, it will tend to underperform the index to some degree over time.

Each Fund is a non-diversified fund, which means that it invests more of its assets in fewer companies than if it were a diversified fund. By concentrating in a smaller number of investments, a Fund’s risk is increased because each investment has a greater effect on the Fund’s performance. This hurts a Fund’s performance when its investments are unsuccessful, although it may help a Fund’s performance when its investments are successful.

MERRILL LYNCH INDEX FUNDS, INC.

Who should invest?

The S&P 500 Index Fund may be an appropriate investment for you if you:

•	Want to invest in large U.S. companies

•	Are investing with long term goals, such as retirement or funding a child’s education

•	In seeking to match the performance of the S&P 500, are willing to accept the risk that the value of your investment may decline

•	Are not looking for a significant amount of current income

The Small Cap Index Fund may be an appropriate investment for you if you:

•	Want to invest in smaller capitalization U.S. companies and can accept the additional risk and volatility associated with stocks of these companies

•	Are investing with long term goals, such as retirement or funding a child’s education

•	In seeking to match the performance of the Russell 2000, are willing to accept the risk that the value of your investment may decline

•	Are not looking for a significant amount of current income

The Aggregate Bond Index Fund may be an appropriate investment for you if you:

•	In seeking to match the performance of the Aggregate Bond Index, are willing to accept a lower potential for capital appreciation

•	Are looking for an investment that provides income

The International Index Fund may be an appropriate investment for you if you:

•	Are looking for exposure to a variety of foreign markets and can accept the additional risk and volatility associated with foreign investing

•	Are investing with long term goals, such as retirement or funding a child’s education

•	In seeking to match the performance of the EAFE Index, are willing to accept the risk that the value of your investment may decline

•	Are not looking for a significant amount of current income

MERRILL LYNCH INDEX FUNDS, INC.

[GRAPHIC] Key Facts

RISK/RETURN BAR CHART

The bar chart and table shown below provide an indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance for Class A shares for each complete calendar year since the Fund’s inception. The table compares the average annual total returns for each class of the Fund ’s shares for the periods shown with those of the S&P 500 Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

Merrill Lynch
S&P 500 Index Fund  – Class A
Annual Total Returns

                                 [BAR CHART]

                        1998                      1999
                       -----                     -----
                       28.24%                    20.45%

During the period shown in the bar chart, the highest return for a quarter was 21.37% (quarter ended December 31, 1998) and the lowest return for a quarter was -10.04% (quarter ended September 30, 1998).

Average Annual Total Returns (as of the calendar year ended) December 31, 1999	Past One Year	Since Inception

Merrill Lynch S&P 500 Index Fund Class A	20.45%	29.20%†

S&P 500 Index*	21.04%	29.64%† †

Merrill Lynch S&P 500 Index Fund Class D	20.16%	28.88%†

S&P 500 Index*	21.04%	29.64%† †

*	The S&P 500 ® is the Standard & Poor’s Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. Past performance is not predictive of future performance.

†	Inception date is April 3, 1997.
† †	Since April 3, 1997.

MERRILL LYNCH INDEX FUNDS, INC.

The bar chart and table shown below provide an indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance for Class A shares for each complete calendar year since the Fund’s inception. The table compares the average annual total returns for each class of the Fund ’s shares for the periods shown with those of the Russell 2000 Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

Merrill Lynch
Small Cap Index Fund  – Class A
Annual Total Returns

                                  [BAR CHART]

                        1998                      1999
                       -----                     -----
                       -3.14%                    20.79%

During the period shown in the bar chart, the highest return for a quarter was 18.48% (quarter ended December 31, 1999) and the lowest return for a quarter was -20.05% (quarter ended September 30, 1998).

Average Annual Total Returns (as of the calendar year ended) December 31, 1999	Past One Year	Since Inception

Merrill Lynch Small Cap Index Fund Class A	20.79%	15.63%†

Russell 2000 Index*	21.26%	16.19%† †

Merrill Lynch Small Cap Index Fund Class D	20.45%	15.33%†

Russell 2000 Index*	21.26%	16.19%† †

*	This unmanaged index is comprised of approximately 2,000 smaller-capitalization common stocks from various industrial sectors. Past performance is not predictive of future performance.

†	Inception date is April 9, 1997.
† †	Since April 9, 1997.

MERRILL LYNCH INDEX FUNDS, INC.

[GRAPHIC] Key Facts

The bar chart and table shown below provide an indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance for Class A shares for each complete calendar year since the Fund’s inception. The table compares the average annual total returns for each class of the Fund ’s shares for the periods shown with those of the Lehman Brothers Aggregate Bond Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

Merrill Lynch
Aggregate Bond Index Fund  – Class A
Annual Total Returns

                                 [BAR CHART]

                        1998                      1999
                        ----                     -----
                        8.56%                    -1.36%

During the period shown in the bar chart, the highest return for a quarter was 4.21% (quarter ended September 30, 1998) and the lowest return for a quarter was –1.12% (quarter ended June 30, 1999).

Average Annual Total Returns (as of the calendar year ended) December 31, 1999	Past One Year	Since Inception

Merrill Lynch Aggregate Bond Index Fund Class A	–1.36%	5.97%†

Lehman Brothers Aggregate Bond Index*	–0.82%	6.37%† †

Merrill Lynch Aggregate Bond Index Fund Class D	–1.50%	5.75%†

Lehman Brothers Aggregate Bond Index*	–0.82%	6.37%† †

*
This unmanaged market-weighted index is comprised of US Government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association and Investment-grade (rated BBB or better) corporate bonds. Past performance is not predictive of future performance.

†	Inception date is April 3, 1997.
† †	Since April 3, 1997.

MERRILL LYNCH INDEX FUNDS, INC.

The bar chart and table shown below provide an indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance for Class A shares for each complete calendar year since the Fund’s inception. The table compares the average annual total returns for each class of the Fund ’s shares for the periods shown with those of the Morgan Stanley Capital International (MSCI) EAFE GDP Weighted Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

Merrill Lynch
International Index Fund  – Class A
Annual Total Returns

                                  [BAR CHART]

                        1998                      1999
                       -----                     -----
                       25.65%                    31.29%

During the period shown in the bar chart, the highest return for a quarter was 20.84% (quarter ended December 31, 1998) and the lowest return for a quarter was -14.69% (quarter ended September 30, 1998).

Average Annual Total Returns (as of the calendar year ended) December 31, 1999	Past One Year	Since Inception

Merrill Lynch International Index Fund Class A	31.29%	23.76%†

MSCI EAFE GDP Weighted Index*	31.00%	22.38%† †

Merrill Lynch International Index Fund Class D	30.95%	23.46%†

MSCI EAFE GDP Weighted Index*	31.00%	22.38%† †

*
This unmanaged gross domestic product-weighted index is comprised of equity securities of companies from various industrial sectors whose primary trading markets are located outside the United States and which are selected from among the larger-capitalization companies in such markets. Past performance is not predictive of future performance.

†	Inception date is April 9, 1997.

††	Since March 31, 1997.

MERRILL LYNCH INDEX FUNDS, INC.

[GRAPHIC] Key Facts

UNDERSTANDING EXPENSES

Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses, which all mutual funds may charge:

Expenses paid directly by the shareholder:

Shareholder Fees — these include sales charges which you may pay when you buy or sell shares of the Fund.

Expenses paid indirectly by the shareholder:

Annual Fund Operating Expenses — expenses that cover the costs of operating the Fund.

Management Fee — a fee paid to the Investment Adviser for managing the Fund.

Service (Account Maintenance) Fees — fees used to compensate securities dealers for account maintenance activities.

FEES AND EXPENSES

The Fund offers two different classes of shares, Class A and Class D shares. Although your money will be invested the same way no matter which class of shares you buy, Class D shares pay an ongoing account maintenance fee while Class A shares do not. Not everyone is eligible to buy Class A shares. Your Merrill Lynch Financial Consultant or other financial intermediary can help you determine whether you are eligible to buy Class A shares. See “How to Buy, Sell, Transfer and Exchange Shares,” below.

The tables show the different fees and expenses that you may pay if you buy and hold each class of shares of each Fund. Future expenses may be greater or less than those indicated below.

Class A Shares

Shareholder Fees (fees paid directly from your investment)(a):	S&P 500 Index Fund	Small Cap Index Fund	Aggregate Bond Index Fund	International Index Fund

Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	None	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	None	None	None

Maximum Sales Charge (Load) imposed on Dividend Reinvestments	None	None	None	None

Redemption Fee	None	None	None	None

Exchange Fee	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(b):

Management Fee(c)(g)	0.005%	0.01%	0.01%	0.01%

Distribution and/or Service (12b-1) Fees(d)	None	None	None	None

Other Expenses (including transfer agency fees)(e)	0.13%	0.31%	0.17%	0.34%

Administrative Fees(f)(g)	0.245%	0.29%	0.19%	0.34%

Total Annual Fund Operating Expenses(g)	0.38%	0.61%	0.37%	0.69%

(footnotes on next page)
MERRILL LYNCH INDEX FUNDS, INC.

Class D Shares

Shareholder Fees (fees paid directly from your investment)(a):	S&P 500 Index Fund	Small Cap Index Fund	Aggregate Bond Index Fund	International Index Fund

Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	None	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	None	None	None

Maximum Sales Charge (Load) imposed on Dividend Reinvestments	None	None	None	None

Redemption Fee	None	None	None	None

Exchange Fee	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(b):

Management Fee(c)(g)	0.005%	0.01%	0.01%	0.01%

Distribution and/or Service (12b-1) Fees(d)	0.25%	0.25%	0.25%	0.25%

Other Expenses (including transfer agency fees)(e)	0.13%	0.31%	0.17%	0.35%

Administrative Fees(f)(g)	0.245%	0.29%	0.19%	0.34%

Total Annual Fund Operating Expenses(g)	0.63%	0.86%	0.62%	0.95%

(a)	In addition, Merrill Lynch may charge clients a processing fee (currently $5.35) when a client buys or redeems shares.
(b)	Fees and expenses include the expenses of both the Fund and the Fund’s pro rata share of the expenses of the Series it invests in.
(c)
Paid by the Series. The Investment Adviser has entered into a contract that provides that the management fee for the Series, when combined with the administrative fees of the Funds, will not exceed 0.25% of the S&P 500 Index Fund, 0.30% of the Small Cap Index Fund, 0.20% of the Aggregate Bond Index Fund and 0.35% of the International Index Fund. As a result of these contractual arrangements, effective August 2, 1999 the investment adviser of the Master S&P 500 Index Series, Master Small Cap Index Series, Master Aggregate Bond Index Series and Master International (GDP Weighted) Index Series currently receives management fees of 0.005%, 0.01%, 0.01% and .01%, respectively.

(d)	The Funds call the Service Fee an “Account Maintenance Fee.” Account Maintenance Fee is the term used elsewhere in this Prospectus and in all other Fund Materials.
(e)
Each Fund pays the Transfer Agent an annual fee at the annual rate of 0.05% of the Fund ’s average daily net assets for its services and is entitled to reimbursement for out-of-pocket expenses incurred by it under the Transfer Agency Agreement. For the fiscal year ended December 31, 1999, the S&P 500 Index Fund, the Small Cap Index Fund, the Aggregate Bond Index Fund and the International Index Fund paid the Transfer Agent fees totaling $888,805, $28,930, $318,589, and $90,872, respectively. The Investment Adviser provides accounting services to each Series at its cost. For the fiscal year ended December 31, 1999, the Master S&P 500 Index Series, the Master Small Cap Index Series, the Master Aggregate Bond Index Series and the Master International (GDP Weighted) Index Series reimbursed the Investment Adviser $374,872, $321, $97,195 and $9,258, respectively, for accounting services. The Administrator provides account services to each Fund at its cost. For the fiscal year ended December 31, 1999, the S&P 500 Index Fund, the Small Cap Index Fund and the International Index Fund reimbursed the Administrator $1,290, $1,290 and $14,723, respectively, for accounting services. The Aggregate Bond Index Fund did not reimburse the Administrator for accounting services.

(f)	Paid by the Funds.
(g)
In addition to the contractual arrangements described above, the Investment Adviser has agreed to voluntarily waive management fees and/or reimburse expenses of each Fund and/or the corresponding Series in which it invests. The Total Annual Fund Operating Expenses shown in the table do not reflect any such voluntary management fees waivers and/or reimbursement of expenses because they may be discontinued by the (Footnotes continued from previous page)

Investment Adviser at any time without notice. During the fiscal year ended December 31, 1999, the Investment Adviser voluntarily waived management fees totaling $23,839 and $26,206 for the Master Small Cap Index Series and the Master International (GDP Weighted) Index Series, respectively. During the fiscal year ended December 31, 1999, the Administrator waived administration fees totaling $39,161, $47,563, $103,971 and $43,691 for the S&P 500 Index Fund, the Small Cap Index Fund, the Aggregate Bond Index Fund and the International Index Fund, respectively. Total Fund Operating Expenses in the fee table have been restated to assume the absence of any such reimbursement of expenses and/or waiver of fees because it may be discontinued or reduced by the Investment Adviser/Administrator at any time without notice. After taking into account the fee levels described above and such waivers and reimbursements, the total expense ratio was 0.38% for Class A shares and 0.63% for Class D shares of the S&P 500 Index Fund; 0.50% for Class A shares and 0.74% for Class D shares of the Small Cap Index Fund; 0.35% for Class A shares and 0.60% for Class D shares of the Aggregate Bond Index Fund; and 0.64% for Class A shares and 0.89% for Class D shares of the International Index Fund.

Examples:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in a Fund for the time periods indicated, that your investment has a 5% return each year, and that each Fund’s operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CLASS A SHARES

	1 Year	3 Years	5 Years	10 Years

S&P 500 Index Fund	$39	$122	$213	$480

Small Cap Index Fund	$62	$195	$340	$762

Aggregate Bond Index Fund	$38	$119	$208	$468

International Index Fund	$70	$221	$384	$859

CLASS D SHARES
	1 Year	3 Years	5 Years	10 Years

S&P 500 Index Fund	$64	$202	$351	$786

Small Cap Index Fund	$88	$274	$477	$1,061

Aggregate Bond Index Fund	$63	$199	$346	$774

International Index Fund	$97	$303	$526	$1,166

MERRILL LYNCH INDEX FUNDS, INC.

[GRAPHIC] Details About the Funds

ABOUT THE PORTFOLIO MANAGERS

Eric S. Mitofsky is a Senior Vice President of the Funds and the Portfolio Manager of the S &P 500 Index Fund, the International Index Fund and the Small Cap Index Fund. Mr. Mitofsky has been a First Vice President of Fund Asset Management since 1997 and was a Vice President from 1992 to 1997.

HOW THE FUNDS INVEST

All Funds

The Funds will not attempt to buy or sell securities based on Fund management’s economic, financial or market analysis, but will instead employ a “passive” investment approach. This means that Fund management will attempt to invest in a portfolio of assets whose performance is expected to match approximately the performance of the respective index before deduction of Fund expenses. A Fund will buy or sell securities only when Fund management believes it is necessary to do so in order to match the performance of the respective index. Accordingly, it is anticipated that a Fund’s portfolio turnover and trading costs will be lower than “actively” managed funds. However, the Funds have operating and other expenses, while an index does not. Therefore, each Fund will tend to underperform its target index to some degree over time.

Each Fund will be substantially invested in securities in the applicable index, and will normally invest at least 80% of its assets in securities or other financial instruments which are contained in or correlated with securities in the applicable index. A Fund may change its target index if Fund management believes a different index would better enable the Fund to match the performance of the market segment represented by the current index and, accordingly, the investment objective of a Fund may be changed without shareholder approval. In addition to the investment strategies described below, each Fund may also invest in illiquid securities and repurchase agreements, and may engage in securities lending.

Each Fund will also invest in short term money market instruments as cash reserves to maintain liquidity. These instruments may include obligations of the U.S. Government, its agencies or instrumentalities, highly rated bonds or comparable unrated bonds, commercial paper, bank obligations and repurchase agreements. To the extent a Fund invests in short term money market instruments, it will generally also invest in options, futures or other derivatives in order to maintain full exposure to the index. The Funds will not invest in options, futures, other derivative instruments or short term money market instruments in order to lessen the Funds’ exposure to common stocks as a defensive strategy, but will instead attempt to remain fully invested at all times.

S&P 500 Index Fund

The S&P 500 is composed of 500 common stocks issued by large-capitalization U.S. companies in a wide range of businesses. The stocks included in the index collectively represent a substantial portion of all common stocks publicly traded in the U.S. The S&P 500 is generally considered broadly representative of the performance of publicly traded U.S. large capitalization stocks. The S&P 500 is a market-weighted index, which means that the largest stocks represented in the index have the most effect on the index’s performance. Currently, the largest stocks in the S&P 500 have an effect on the performance of the index that is many times greater than the effect of the other stocks in the index. The stocks in the S&P 500 are chosen by the Standard & Poor’s Rating Group (“S&P ”), a division of the McGraw-Hill Companies, Inc. S&P chooses stocks for inclusion in the S&P 500 based on market capitalization, trading activity and the overall mix of industries represented in the index, among other factors. S&P’s selection of a stock for the S &P 500 does not mean that S&P believes the stock to be an attractive investment.

The Fund may invest in all 500 stocks in the S&P 500 (other than ML&Co.) in roughly the same proportions as their weightings in the S&P 500. For example, if 2% of the S&P 500 is made up of the stock of a particular company, the Fund will normally invest approximately 2% of its assets in that company. This strategy is known as “full replication.” However, when Fund management believes it would be cost efficient, Fund management is authorized to deviate from full replication and to instead invest in a statistically selected sample of the 500 stocks in the S&P 500 which has aggregate investment characteristics, such as average market capitalization and industry weightings, similar to the S&P 500 as a whole, but which involves less transaction cost than would be incurred through full replication. Fund management may also purchase stocks not included in the S&P 500 when it believes that it would be a cost efficient way of approximating the S&P 500’s performance to do so. If Fund management uses these techniques, the Fund may not track the S &P 500 as closely as it would if it were fully replicating the S&P 500.

The Fund may invest in derivative instruments, and will normally invest a substantial portion of its assets in options and futures contracts linked to the performance of the S&P 500. Derivatives allow the Fund to increase or decrease its exposure to the S&P 500 quickly and at less cost than buying or selling stocks. The Fund will invest in options, futures and other derivative instruments in order to gain market exposure quickly in the event of subscriptions, to maintain liquidity in the event of redemptions and to keep trading costs low. In connection with the use of derivative instruments, the Fund may enter into short sales in order to adjust the weightings of particular securities represented in a derivative to more accurately reflect the securities’ weightings in the target index.

MERRILL LYNCH INDEX FUNDS, INC.

ABOUT THE
INVESTMENT ADVISER

The Funds are managed by Fund Asset Management, L.P.

Small Capitalization—as of the most recent update of the Russell 2000 in June 1999, the largest stock in the index had a market capitalization of approximately $1.35 billion and the average market capitalization of stocks in the index was approximately $526 million.

Small Cap Index Fund

The Russell 2000 is composed of the common stocks of the 1,001st through the 3000th largest U.S. companies by market capitalization, as determined by the Frank Russell Company. The stocks represented in the index are issued by small-capitalization U.S. companies in a wide range of businesses. The Russell 2000 is a market-weighted index, which means that the largest stocks represented in the index have the most effect on the index’s performance. The Russell 2000 is generally considered broadly representative of the performance of publicly traded U.S. smaller-capitalization stocks. Frank Russell Company’s selection of a stock for the Russell 2000 does not mean that Frank Russell Company believes the stock to be an attractive investment.

The Frank Russell Company updates the Russell 2000 once each year, at which time there may be substantial changes in the composition of the index (and consequently, significant turnover in the Fund). Stocks of companies that merge, are acquired or otherwise cease to exist during the year are not replaced in the index.

The Fund may not invest in all of the common stocks in the Russell 2000, or in the same weightings as in the Russell 2000. Instead, the Fund may invest in a statistically selected sample of the stocks included in the Russell 2000. The Fund will choose investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments in its portfolio are similar to the Russell 2000 as a whole.

The Fund may invest in derivative instruments, and will normally invest a substantial portion of its assets in options and futures contracts linked to the performance of the Russell 2000. Derivatives allow the Fund to increase or decrease its exposure to the Russell 2000 quickly and at less cost than buying or selling stocks. The Fund will invest in options and futures and other derivative instruments in order to gain market exposure quickly in the event of subscriptions, to maintain liquidity in the event of redemptions and to keep trading costs low. In connection with the use of derivative instruments, the Fund may enter into short sales in order to adjust the weightings of particular securities represented in a derivative to more accurately reflect the securities’ weightings in the target index.

Aggregate Bond Index Fund

The Aggregate Bond Index is a market-weighted index comprised of 6,500 dollar-denominated investment grade bonds with maturities greater than one year, as chosen by Lehman Brothers Holding Inc. (“Lehman Brothers ”). The Aggregate Bond Index includes:

•	U.S. government and government agency securities

•	securities issued by supranational entities, such as the World Bank

•	securities issued by foreign governments and U.S. and foreign corporations

•	mortgage-backed securities

Lehman Brothers ’ selection of a bond for the Aggregate Bond Index does not mean that Lehman Brothers believes the security to be an attractive investment.

The Fund may not invest in all of the bonds in the Aggregate Bond Index, or in the same weightings as in the Aggregate Bond Index. Instead, the Fund may invest in a statistically selected sample of bonds included in the Aggregate Bond Index, or in a statistically selected sample of bonds not included in the index but correlated with bonds that are in the index, and in derivative instruments linked to the Aggregate Bond Index. The Fund may invest in bonds not included in the index, but which are selected to reflect characteristics such as maturity, duration, or credit quality similar to bonds in the index as a whole. This may result in different levels of interest rate, credit or other risks from the levels of risks on the securities included in the Aggregate Bond Index. The Aggregate Bond Index Fund may trade securities to the extent necessary to maintain the duration of certain segments of the portfolio close to the duration of corresponding segments of the index, and, accordingly, the Aggregate Bond Index Fund may have a higher portfolio turnover rate than the other Funds.

Because the Aggregate Bond Index is composed of investment grade bonds, the Fund will invest in corporate bonds rated investment grade (rated at least Baa3 by Moody’s Investors Services, Inc. or BBB by S&P), or if unrated, of comparable quality. The Fund may continue to hold a security that is downgraded below investment grade.

The Fund will usually invest a substantial portion of its assets in mortgage backed securities. Most mortgage-backed securities are issued by Federal government agencies, such as the Government National Mortgage Association (Ginnie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) or Fannie Mae. Principal and interest payments on mortgage-backed securities issued by the Federal government agencies are guaranteed by either the Federal government or the government agency. Such securities have very little credit risk. Mortgage-backed securities that are issued by private corporations rather than Federal agencies have credit risk as well as prepayment risk and extension risk.

The Fund may also purchase securities on a when-issued basis, and it may purchase or sell securities for delayed delivery. This is when the Fund buys or sells securities with payment and delivery taking place in the future so that the Fund can lock in a favorable yield and price at the time of entering into the transaction. The Fund may also enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities on a future date from the same party. During the period between the Fund ’s sale of one security and purchase of a similar security, the Fund does not receive principal and interest on the securities sold. The Fund may also enter into standby commitment agreements in which the Fund is committed, for a stated period of time, to buy a stated amount of a fixed income security which may be issued and sold to the Fund at the option of the issuer. The price of the security is fixed at the time of the commitment, and the Fund is paid a commitment fee whether the security is issued or not.

The Fund may invest in derivative instruments, and will normally invest a substantial portion of its assets in options and futures contracts correlated with the performance of the Aggregate Bond Index. Derivatives may allow the Fund to increase or decrease its exposure to the Aggregate Bond Index quickly and at less cost than buying or selling bonds. The Fund may invest in options and futures and other derivative instruments in order to gain market exposure quickly in the event of subscriptions, to maintain liquidity in the event of redemptions and to keep trading costs low. In connection with the use of derivative instruments, the Fund may enter into short sales in order to adjust the weightings of particular securities represented in a derivative to more accurately reflect the securities’ weightings in the target index.

International Index Fund

The EAFE Index is composed of equity securities of approximately 1,000 companies from various industrial sectors whose primary trading markets are located outside the U.S. Companies included in the EAFE Index are selected from among the larger capitalization companies in these markets. The countries currently included in the EAFE Index are Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The weighting of the EAFE Index among these countries is based upon each country’s gross domestic product and not relative market capitalizations. This means that the index places greater weight on companies from countries with the highest gross domestic product and these countries have the most effect on the index’s performance. Because gross domestic product generally changes less over time than market capitalization, this results in the relative country weightings in the EAFE Index changing less over time than in capitalization-weighted international indices. The stocks in the EAFE Index are chosen by Morgan Stanley Capital International (“Morgan Stanley”). Morgan Stanley chooses stocks for inclusion in the EAFE Index based on market capitalization, trading activity and the overall mix of industries represented in the index, among other factors. The EAFE Index is generally considered broadly representative of the performance of stocks traded in the international markets. Morgan Stanley’s selection of a stock for the EAFE Index does not mean that Morgan Stanley believes the stock to be an attractive investment.

The Fund may not invest in all of the countries, or all of the companies within a country, represented in the EAFE Index, or in the same weightings as the EAFE Index. Instead, the International Index Fund may invest in a statistically selected sample of equity securities included in the EAFE Index and in derivative instruments correlated with components of the EAFE Index as a whole.

The Fund may invest in derivative instruments, and will normally invest a substantial portion of its assets in options and futures contracts correlated with countries within the EAFE Index. Derivatives allow the Fund to increase or decrease its exposure to the EAFE Index quickly and at less cost than buying or selling stocks. The Fund will invest in options and futures and other derivative instruments in order to gain market exposure quickly in the event of subscriptions, to maintain liquidity in the event of redemptions and to keep trading costs low. In connection with the use of derivative instruments, the Fund may enter into short sales in order to adjust the weightings of particular securities represented in a derivative to more accurately reflect the securities’ weightings in the target index.

MERRILL LYNCH INDEX FUNDS, INC.

INVESTMENT RISKS

This section contains a summary discussion of the principal risks of investing in a Fund. As with any mutual fund, the value of a Fund’s investments —and therefore the value of a Fund’s shares—may fluctuate. These changes may occur because the stock market is rising or falling. At other times, there are specific factors that may affect the value of a particular investment. If the value of a Fund’s investments goes down, you may lose money.

S&P 500 Index Fund, Small Cap Index Fund and International Index Fund

Stock Market Risk —  Stock market risk is the risk that the stock market in one or more countries in which a Fund invests will go down in value, including the possibility that one or more markets will go down sharply and unpredictably.

Aggregate Bond Index Fund

Interest Rate Risk —  Interest rate risk is the risk that prices of bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities.

Credit Risk —  Credit risk is the risk that the issuer of a security owned by the Fund will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Event Risk —  Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events, which may be financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds may decline significantly.

Mortgage-Backed Securities —  Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and the Fund has to invest the proceeds in securities with lower yields. This risk is known as “prepayment risk.” When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as “extension risk”.

Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

Dollar Rolls —  Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage. The Fund will engage in dollar rolls to enhance return and not for the purpose of borrowing.

Standby Commitment Agreements —  Standby commitment agreements involve the risk that the security will lose value prior to its delivery to the Fund. These agreements also involve the risk that if the security goes up in value, the counterparty will decide not to issue the security, in which case the Fund has lost the investment opportunity for the assets it had set aside to pay for the security and any gain in the security’s price.

When Issued Securities, Delayed Delivery Securities and Forward Commitments  — When issued, delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it has set aside to pay for the security and any gain in the security’s price.

Foreign Government Debt — The Aggregate Bond Index Fund may invest in debt securities issued or guaranteed by foreign governments or their agencies and instrumentalities. Investments in these securities subject the Fund to the risk that a government entity may delay or refuse to pay interest or repay principal on its debt for various reasons, including cash flow problems, insufficient foreign currency reserves, political considerations, or the relative size of its debt position to its economy. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no bankruptcy proceeding by which all or part of debt securities that a government entity has not repaid may be collected.

MERRILL LYNCH INDEX FUNDS, INC.

International Index Fund and Aggregate Bond Index Fund

Foreign Market Risk —  Since a Fund may invest in foreign securities, it offers the potential for more diversification than an investment only in the United States. This is because stocks traded on foreign markets have often (though not always) performed differently than stocks in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. In particular, investment in foreign securities involves the following risks, which are generally greater for investments in emerging markets.

•
The economies of certain foreign markets often do not compare favorably with the economy of the United States in respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain of these economies may rely heavily on particular industries or foreign capital. They may be more vulnerable to adverse diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

•
Investments in foreign markets may be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes.

•
The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices. They could also impair a Fund’s ability to purchase or sell foreign securities or transfer its assets or income back into the United States, or otherwise adversely affect a Fund’s operations.

•
Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social instability. Legal remedies available to investors in some foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

MERRILL LYNCH INDEX FUNDS, INC.

[GRAPHIC] Details About the Funds

•
Because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for a Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

•
Foreign markets may have different clearance and settlement procedures. In certain markets, settlements may be unable to keep pace with the volume of securities transactions. If this occurs, a Fund may be unable to sell an investment because of these delays.

Governmental Supervision and Regulation/Accounting Standards  —  Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States does. Some countries may not have laws to protect investors the way that the U.S. securities laws do. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on non-public information about that company. Accounting standards in other countries are not necessarily the same as in the United States If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for a Fund’s portfolio manager to completely and accurately determine a company’s financial condition. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount a Fund can earn on its investments.

International Index Fund

Currency Risk —  Securities in which the International Index Fund invests are usually denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of the securities of the Fund. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

MERRILL LYNCH INDEX FUNDS, INC.

Certain Risks of Holding Fund Assets Outside the United States —The International Index Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell, and hold securities in certain foreign markets than in the U.S. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than investment companies invested only in the U.S.

European Economic and Monetary Union (“EMU”) — A number of European countries have entered into EMU in an effort to reduce trade barriers between themselves and eliminate fluctuations in their currencies. EMU established a single European currency (the euro), which was introduced on January 1, 1999 and is expected to replace the existing national currencies of all initial EMU participants by July 1, 2002. Certain securities (beginning with government and corporate bonds) have been redenominated in the euro and are traded and make dividend and other payments only in euros. Like other investment companies and business organizations, including the companies in which the Funds invest, the Funds could be adversely affected if the transition to the euro, or EMU as a whole, does not proceed as planned or if a participating country withdraws from EMU.

MERRILL LYNCH INDEX FUNDS, INC.

[GRAPHIC] Details About the Funds

Futures —  private contracts involving the obligation of the seller to deliver, and the buyer to receive, certain assets (or a money payment based on the change in value of certain assets or an index) at a specified time.

Forwards —  exchange-traded contracts involving the obligation of the seller to deliver, and the buyer to receive, certain assets (or a money payment based on the change in value of certain assets or an index) at a specified time.

Options —  exchange-traded or private contracts involving the right of a holder to deliver (a “put”) or receive (a “call”) certain assets (or a money payment based on the change in value of certain assets or an index) from another party at a specified price within a specified time period.

Swaps —  private contracts involving the obligation of a party to exchange specified payments (which may be based on the value of an index or asset) with another party at specified times.

Indexed Securities —  debt obligations that return a variable amount of principal or interest based on the value of an index at a specified time.

Small Cap Index Fund

Small Cap Securities —  Small cap companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails, or if management changes, or there are other adverse developments, the Fund ’s investment in a small cap company may lose substantial value.

The securities of small cap companies generally trade in lower volumes and are subject to greater and less predictable price changes than the securities of larger, more established companies. Investing in smaller companies requires a long term view.

Volatility —  Stocks of small companies tend to be more volatile than stocks of larger companies and can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

All Funds

Selection Risk —  Selection risk is the risk that a Fund’s investments, which may not fully replicate the index, may perform differently from the securities in the target index.

Derivatives —  The Fund may use derivative instruments including: futures, forwards and options, options on futures, swaps and indexed securities. Derivatives allow a Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments.

Derivatives are volatile and involve significant risks, including:

    Leverage risk —  the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Credit risk — the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Fund.

MERRILL LYNCH INDEX FUNDS, INC.

Net Asset Value — the market value of a Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

Currency risk — the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

    Liquidity risk —  the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

The Funds may use derivatives for anticipatory hedging. Anticipatory hedging is a strategy in which a Fund uses a derivative to offset the risk that securities in which the Fund intends to invest will increase in value before the Fund has an opportunity to purchase the securities. The Funds will use derivatives for anticipatory hedging in order to gain exposure efficiently to their underlying indexes in the event the Funds will receive cash inflows. Derivatives may not always be available or cost efficient. If a Fund invests in derivatives, the investments may not be effective as a hedge against price movements.

Borrowing and Leverage —  The Funds may borrow for temporary emergency purposes including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on a Fund’s portfolio. Borrowing will cost a Fund interest expense and other fees. The costs of borrowing may reduce a Fund’s return. Certain securities that a Fund buys may create leverage, including, for example, when issued securities, forward commitments and options.

Illiquid Securities —  Each Fund may invest up to 15% of its net assets in illiquid securities that it cannot easily resell within seven days at current value or that have contractual or legal restrictions on resale. If a Fund buys illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value.

Restricted Securities —  Restricted securities have contractual or legal restrictions on their resale. They include private placement securities that a Fund buys directly from the issuer. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. A Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. A Fund may get only limited information about the issuer, so it may be less able to predict a loss. In addition, if Fund management receives material adverse nonpublic information about the issuer, a Fund will not be able to sell the security.

MERRILL LYNCH INDEX FUNDS, INC.

[GRAPHIC] Details About the Funds

Rule 144A Securities —  Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

Securities Lending —  Each Fund may lend securities to financial institutions with a value not exceeding 33 1 /3% of its assets that provide government securities as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a Fund may lose money and there may be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the securities and the value of the collateral falls. These events could trigger adverse tax consequences to a Fund.

Short Sales —  When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by transaction costs. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

STATEMENT OF ADDITIONAL INFORMATION

If you would like further information about the Funds, including how they invest, please see the Statement of Additional Information.

MERRILL LYNCH INDEX FUNDS, INC.

[GRAPHIC] Your Account

HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES

Each Fund offers two share classes, Class A shares and Class D shares. Each share class of a Fund represents an ownership interest in the same investment portfolio. Shares of each class of a Fund are offered without a sales charge or an ongoing distribution fee. Class D shares of each Fund pay an ongoing account maintenance fee of 0.25%.

Class A shares are offered only to certain investors including:

•	Participants in certain Merrill Lynch sponsored programs, including the Merrill Lynch Mutual Fund Adviser Program.

•	Certain employer sponsored retirement plans or savings plans.

•	Certain investors, including directors of Merrill Lynch mutual funds and Merrill Lynch employees.

•	TMA SM Managed Trusts.

•	Certain Merrill Lynch investment or central asset accounts may be eligible to purchase Class A shares.

•	Purchases using proceeds from sale of certain Merrill Lynch closed-end funds under certain circumstances.

Your Merrill Lynch Financial Consultant or other financial intermediary can help you determine whether you are eligible to buy Class A shares or to participate in any of these programs. If you are eligible to buy Class A shares, you should buy Class A since Class D shares are subject to an account maintenance fee, while Class A shares are not.

Each Fund’s shares are distributed by Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc.

The chart below summarizes how to buy, sell, transfer and exchange shares through Merrill Lynch or other financial consultant, securities dealer, broker, investment adviser, service provider or other financial intermediary. You may also buy shares through the Transfer Agent. To learn more about buying shares through the Transfer Agent, call 1-800-MER-FUND. Because the selection of a mutual fund involves many considerations, your Merrill Lynch Financial Consultant or other financial intermediary may help you with this decision.

MERRILL LYNCH INDEX FUNDS, INC.
[GRAPHIC] Your Account

If You Want To	Your Choices	Information Important for You to Know

Buy Shares	Determine the amount of your investment	The minimum initial investment for a Fund is $1,000 for all accounts except: • $250 for certain Merrill Lynch fee-based programs • $100 for retirement plans

(The minimums for initial investments may be waived under certain circumstances.)

Have your Merrill Lynch Financial Consultant, securities dealer, or other financial intermediary submit your purchase order	The price of your shares is based on the next calculation of net asset value after your order is placed. Any purchase orders placed prior to the close of business on the New York Stock Exchange
(generally 4:00 p.m. Eastern time) will be priced at the net asset value determined that day.

Purchase orders placed after that time will be priced at the net asset value determined on the next business day. A Fund may reject any order to buy shares and may suspend the sale of shares at any time. Certain financial intermediaries, including Merrill Lynch may charge a processing fee to confirm a purchase. The fee charged by
Merrill Lynch is currently $5.35. The fee charged by other financial intermediaries may be higher or lower.

Or contact the Transfer Agent	To purchase shares directly, call the Transfer Agent at 1-800-MER-
FUND and request a purchase application. Mail the completed
purchase application to the Transfer Agent at the address on the inside back cover of this prospectus.

Add to Your Investment	Purchase additional shares	The minimum investment for additional purchases is generally $50 for all accounts except that retirement plans have a minimum additional purchase of $1.

(The minimums for additional purchases may be waived under certain circumstances.)

	Acquire additional shares through the automatic dividend reinvestment plan	All dividends are automatically reinvested without a sales charge.

	Participate in the automatic investment plan	You may invest a specific amount on a periodic basis through certain Merrill Lynch investment or central asset accounts.

Transfer Shares to Another Securities Dealer or Other Financial Intermediary	Transfer to a participating securities dealer or other financial intermediary	To transfer your Fund shares to another securities dealer or financial intermediary, authorized agreements must be in place between the distributor and each of the transferring and receiving securities dealer or other financial intermediary. Certain
shareholder services may not be available for the transferred shares.
You may only purchase additional shares of Funds previously
owned before the transfer. All future trading of these assets must be coordinated by the receiving firm.

	Transfer to a	You must either:
	non-participating securities	• Transfer your shares to an account with the Transfer Agent; or
	dealer or other financial intermediary	• Sell your shares.

MERRILL LYNCH INDEX FUNDS, INC.

If You Want To	Your Choices	Information Important for You to Know

Sell Your Shares	Have your Merrill Lynch Financial Consultant, securities dealer or other financial intermediary submit your sales order	The price of your shares is based on the next calculation of net asset value after your order is placed. For your redemption
request to be priced at the net asset value on the day of your request, you must submit your request to your financial
intermediary prior to that day’s close of business on the New
York Stock Exchange (generally 4:00 p.m. Eastern time). Any
redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.

Certain financial intermediaries, including Merrill Lynch, may charge a fee to process a redemption of shares. Merrill Lynch currently charges a fee of $5.35. The fees charged by other
financial intermediaries may be higher or lower. No processing fee is charged if you redeem shares directly through the Transfer
Agent.

The Fund may reject an order to sell shares under certain circumstances.

Sell through the Transfer Agent	You may sell shares held at the Transfer Agent by writing to the
Transfer Agent at the address on the inside back cover of this prospectus. All shareholders on the account must sign the letter.
A signature guarantee will generally be required but may be
waived in certain limited circumstances. You can obtain a
signature guarantee from a bank, securities dealer, securities broker, credit union, savings association, national securities exchange and registered securities association. A notary public seal will not be acceptable. If you hold stock certificates, return the certificates with the letter. The Transfer Agent will normally mail redemption proceeds within seven days following receipt of a properly completed request. If you make a redemption request before the Fund has collected payment for the purchase of
shares, the Fund or the Transfer Agent may delay mailing your proceeds. This delay will usually not exceed ten days.

If you hold share certificates, they must be delivered to the
Transfer Agent before they can be converted. Check with the
Transfer Agent or your Merrill Lynch Financial Consultant or other financial intermediary for details.

Sell Shares Systematically	Participate in a Fund ’s Systematic Withdrawal Plan	You can choose to receive systematic payments from your Fund account either by check or through direct deposit to your bank account on a monthly or quarterly basis. If you have a Merrill
Lynch CMA®, CBA® or Retirement Account you can arrange for
systematic redemptions of a fixed dollar amount on a monthly, bi-monthly, quarterly, semi-annual or annual basis, subject to certain conditions. Under either method you must have dividends automatically reinvested. Ask your Merrill Lynch Financial
Consultant or other financial intermediary for details.

MERRILL LYNCH INDEX FUNDS, INC.
[GRAPHIC] Your Account

If You Want To	Your Choices	Information Important for You to Know

Exchange Your Shares	Select the fund into which you want to exchange. Be sure to read that fund’s prospectus	If you are a participant of certain Merrill Lynch fee-based programs or certain retirement plans, you can exchange your shares of a Fund for shares of many other Merrill Lynch mutual funds.

Because of the high cost of maintaining smaller shareholder accounts, the Funds may redeem the shares in your account if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Funds make an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Funds take any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.

Each Fund reserves the right to refuse any purchase request that could detract from efficient management of the Fund. Some investors try to profit from market timing, which may impose unusual and unwarranted trading costs on a Fund and its long-term shareholders. Each Fund may therefore refuse purchase requests because of the size of the investment relative to the Fund, the timing of the purchase request or a history of excessive trading by the investor or a group of investors.

Certain financial intermediaries may charge additional fees in connection with transactions in Fund shares. The Funds may accept orders from certain authorized financial intermediaries or their designees. Each Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the NAV next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

The investment adviser, the Distributor or their affiliates may make payments out of their own resources to securities dealers and other financial intermediaries for providing services intended to result in the sale of Fund shares or for shareholder servicing activities.

Market Timing —  a short term trading strategy that seeks to switch money into investments when they are likely to rise and then rapidly switch out. As money is shifted in and out, a fund incurs expenses for buying and selling securities that are passed onto other shareholders.

MERRILL LYNCH INDEX FUNDS, INC.

HOW SHARES ARE PRICED

When you buy shares, you pay the net asset value. This is the offering price. Shares are also redeemed at their net asset value. Each Fund calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open, after the close of business on the Exchange, based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your price is the next one calculated after your purchase or redemption order is placed. Foreign securities owned by a Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s net asset value may change on days when you will not be able to purchase or redeem the Fund’s shares. If an event occurs after the close of a foreign exchange that is likely to significantly affect the Fund’s net asset value, “fair value” pricing may be used. This means that the Fund may value its foreign holdings at prices other than their last closing prices, and the Fund’s net asset value will reflect this.

Generally, Class A shares will have a higher net asset value than Class D shares because Class A has lower expenses. Also dividends paid on Class A shares will generally be higher than dividends paid on Class D shares because Class A shares have lower expenses.

PARTICIPATION IN MERRILL LYNCH FEE-BASED PROGRAMS

If you participate in certain fee-based programs offered by Merrill Lynch, you may be able to buy Class A shares or exchange other share classes for Class A shares of a Fund.

You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and account maintenance fees. This may be a taxable event and you will pay any applicable sales charges.

If you leave one of these programs, your shares may be redeemed or automatically exchanged into Class D shares of a Fund or into a money market fund. Any redemption or exchange will be at net asset value. However, if you participate in the program for less than a specified period, you may be charged a fee in accordance with the terms of the program.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your Merrill Lynch Financial Consultant or other financial intermediary.

DIVIDENDS AND TAXES

The S&P 500 Index Fund, Small Cap Index Fund and International Index Fund will distribute net investment income at least annually. The Aggregate Bond Index Fund will distribute net investment income on a monthly basis. The Funds will distribute any net realized long or short term capital gains at least annually. The Funds may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. If your account is with Merrill Lynch or another financial intermediary and you would like to receive dividends in cash, contact your Merrill Lynch Financial Consultant or other financial intermediary, as the case may be. If your account is with the Transfer Agent and you would like to receive dividends in cash, contact the Transfer Agent.

You will pay tax on dividends from a Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another fund, any gain on the transaction may be subject to tax. The Funds intend to pay dividends that will either be taxed as ordinary income or capital gains. Capital gain dividends received by individuals are generally taxed at different rates than ordinary income dividends.

If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

Dividends and interest received by the International Index Fund and the Aggregate Bond Index Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The International Index Fund expects to make an election that will generally require shareholders to include in income their share of foreign withholding taxes paid by the Fund. Shareholders may be entitled to treat these taxes as taxes paid by them, and therefore, deduct such taxes in computing their taxable income or, in some cases, to use them as foreign tax credits against the U.S. income taxes otherwise owed.

By law, a Fund must withhold 31% of your distributions and proceeds if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal tax law of an investment in a Fund. It is not a substitute for personal tax advice.

Consult your personal tax advisor about the potential tax consequences of an investment in a Fund under all applicable tax laws.

MERRILL LYNCH INDEX FUNDS, INC.
[GRAPHIC] Management of the Funds

FUND ASSET MANAGEMENT

The Funds do not have an investment adviser since each Fund’s assets are invested in its corresponding Series. Effective August 2, 1999, Fund Asset Management, L.P. replaced Merrill Lynch Asset Management, L.P. as the investment adviser of the Series. Fund Asset Management, L.P. is an affiliate of Merrill Lynch Asset Management, L.P. which shares substantially the same investment personnel, including the personnel responsible for providing management services to the Series. Fund Asset Management, L.P. manages the underlying Series’ investments and their business operations under the overall supervision of the Board of Trustees of Quantitative Master Series Trust. The Investment Adviser has the responsibility for making all investment decisions for the Series.

The Funds have hired Merrill Lynch Asset Management, L.P. as Administrator of the Funds to provide administrative services.

The tables below shows the fees earned by the Investment Adviser and its affiliate for management services to the underlying Series and the fees earned by the Administrator December 31, 1999.

Series	Actual Current Fee Rate*	Contractual Fee Rate**	Fee Rate for the fiscal year ended (reflects voluntary waiver, where applicable)
Master S&P 500
Index Series	.03%	0.005%	0.03%
Master Small Cap
Index Series	.05%	.01%	0.03%
Master Aggregate
Bond Index Series	.04%	.01%	0.04%
Master International
(GDP Weighted)
Index Series	.07%	.01%	0.06%

MERRILL LYNCH INDEX FUNDS, INC.

Fund	Actual Current Fee Rate*	Contractual Fee Rate***	Fee Rate for the fiscal year ended December 31, 1999 (reflects voluntary waiver, where applicable)

S&P 500 Index Fund	0.22%	0.245%	.21%
Small Cap Index Fund	0.25%	0.29%	.17%
Aggregate Bond Index
Fund	0.16%	0.19%	.13%
International Index Fund	0.27%	0.34%	.24%

*
The Investment Adviser has entered into a contract that provides that the management fee for the Series, when combined with the administrative fees of the Funds, will not exceed 0.25% of the S&P 500 Index Fund, 0.30% of the Small Cap Index Fund, 0.20% of the Aggregate Bond Index Fund and 0.35% of the International Index Fund. As a result of this contractual arrangement, the Investment Adviser of the Master S&P 500 Index Series, Master Small Cap Index Series, Master Aggregate Bond Index Series and Master International (GDP Weighted) Index Series currently receives management fees of 0.005%, 0.01%, 0.01% and 0.01%, respectively.

**	Excluding fee waivers.

***
Excluding fee waivers. Prior to August 2, 1999 the administrative fees of the Funds were the following amounts: S&P 500 Index Fund: 0.20%; Small Cap Index Fund: 0.22%; Aggregate Bond Index Fund: 0.14%; International Index Fund: 0.24%.

Fund Asset Management was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. Fund Asset Management is part of the Asset Management Group of ML&Co., which had approximately $559 billion in investment company and other portfolio assets under management as of February 2000. This amount includes assets managed for Merrill Lynch affiliates.

A Note About Year 2000

As the year 2000 began, there were few problems caused by the inability of certain computer systems to tell the difference between the year 2000 and the year 1900 (commonly known as the “Year 2000 Problem”). It is still possible that some computer systems could malfunction in the future because of the Year 2000 Problem or as a result of actions taken to address the Year 2000 Problem. Fund management does not anticipate that its services or those of the Funds’ other service providers will be adversely affected, but Fund management will continue to monitor the situation. If malfunctions related to the Year 2000 Problem do arise, the Funds and their investments could be negatively affected.

MASTER/FEEDER STRUCTURE

Unlike many other mutual funds, which directly buy and manage their own portfolio securities, the Funds seek to achieve their investment objectives by investing all their assets in the corresponding Series of the Quantitative Master Series Trust. Investors in each Fund will acquire an indirect interest in the respective underlying Series.

Other “feeder ” funds may also invest in the “master” Series. This structure may enable the Funds to reduce costs through economies of scale. A larger investment portfolio may also reduce certain transaction costs to the extent that contributions to and redemptions from the master from different feeders may offset each other and produce a lower net cash flow.

A Fund may withdraw from the Series at any time and may invest all of its assets in another pooled investment vehicle or retain an investment adviser to manage the Fund’s assets directly.

Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund could have more voting power than a Fund over the operations of the Series.

Whenever the Series holds a vote of its feeder funds, a Fund will pass the vote through to its own shareholders.

MERRILL LYNCH INDEX FUNDS, INC.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Funds’ financial performance for the period April 3, 1997 to December 31, 1999, with respect to the S&P 500 Index Fund and the Aggregate Bond Index Fund and for the period April 9, 1997 to December 31, 1999, with respect to the Small Cap Index Fund and the International Index Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in a Fund (assuming reinvestment of all dividends). This information has been audited by Deloitte & Touche LLP, whose reports, along with the Funds’ financial statements, are included in the Funds ’ annual reports to shareholders, which are available upon request.

S&P 500 Index Fund

	Class A			Class D
Increase (Decrease) in Net Asset Value	For the Year Ended December 31,		For the Period April 3, 1997† to December 31, 1997	For the Year Ended December 31,		For the Period April 3, 1997† to December 31, 1997
	1999	1998		1999	1998

Per Share Operating Performance:

Net asset value, beginning of period	$ 15.30	$ 12.55	$ 10.00	$ 15.28	$ 12.54	$ 10.00

Investment income—net	.18	.18	.11	.13	.11	.11

Realized and unrealized gain on investments from the Series—net	2.92	3.33	2.97	2.94	3.37	2.95

Total from investment operations	3.10	3.51	3.08	3.07	3.48	3.06

Less dividends and distributions:
Investment income—net	(.17)	(.16)	(.11)	(.14)	(.14)	(.10)
Realized gain on investments from the Series —net	—	(.60)	(.42)	—	(.60)	(.42)
In excess of realized gain on investments from the Series —net	(.21)	—	—	(.21)	—	—

Total dividends and distributions	(.38)	(.76)	(.53)	(.35)	(.74)	(.52)

Net asset value, end of period	$ 18.02	$ 15.30	$ 12.55	$ 18.00	$ 15.28	$ 12.54

Total Investment Return:

Based on net asset value per share	20.45%	28.24%	30.80%††	20.16%	27.95%	30.53%††

Ratios to Average Net Assets:

Expenses, net of reimbursement#	.38%	.39%	.40%*	.63%	.64%	.65%*

Expenses#	.38%	.40%	.57%*	.63%	.65%	.82%*

Investment income—net	1.03%	1.27%	1.71%*	.77%	1.00%	1.47%*

Supplemental Data:

Net assets, end of period (in thousands)	$848,591	$682,669	$445,016	$840,918	$435,256	$157,567

Portfolio turnover of the underlying Series	29.91%	25.97%	24.31%	29.91%	25.97%	24.31%

*	Annualized.
†	Commencement of operations.
† †	Aggregate total investment return.
#	Includes the Fund ’s share of the Series’ allocated expenses.

[GRAPHIC] Management of the Fund

FINANCIAL HIGHLIGHTS (continued)

Small Cap Index Fund

	Class A				Class D
Increase (Decrease) in Net Asset Value	For the Year Ended December 31,		For the Period April 9, 1997† to December 31, 1997		For the Year Ended December 31,		For the Period April 9, 1997† to December 31, 1997
	1999	1998			1999	1998

Per Share Operating Performance:

Net asset value, beginning of period	$ 10.27	$ 12.28	$ 10.00		$ 10.27	$ 12.28	$ 10.00

Investment income—net	.15	.13	.10		.12	.11	.09

Realized and unrealized gain (loss) on investments from the Series—net	1.94	(.59)	2.60		1.94	(.60)	2.60

Total from investment operations	2.09	(.46)	2.70		2.06	(.49)	2.69

Less dividends and distributions:
Investment income—net	(.14)	(.13)	(.10)		(.12)	(.11)	(.09)
In excess of investment income—net	—	(.01)	—	††	—	— ††	—	††
Realized gain on investments from the Series —net	(.44)	(1.41)	(.32)		(.44)	(1.41)	(.32)

Total dividends and distributions	(.58)	(1.55)	(.42)		(.56)	(1.52)	(.41)

Net asset value, end of period	$ 11.78	$ 10.27	$ 12.28		$ 11.77	$ 10.27	$ 12.28

Total Investment Return:

Based on net asset value per share	20.79%	(3.14%)	27.04	%†† †	20.45%	(3.41%)	26.87	%†† †

Ratios to Average Net Assets:

Expenses, net of reimbursement#	.50%	.50%	.52	%*	.74%	.75%	.77	%*

Expenses#	.61%	.84%	1.00	%*	.86%	1.09%	1.25	%*

Investment income—net	1.50%	1.14%	1.45	%*	1.24%	.88%	1.20	%*

Supplemental Data:

Net assets, end of period (in thousands)	$30,911	$18,122	$26,478		$45,640	$30,941	$38,778

Portfolio turnover of the underlying Series	51.20%	48.16%	16.45%		51.20%	48.16%	16.45%

*	Annualized.
†	Commencement of operations.
† †	Amount is less than $.01 per share.
†† †	Aggregate total investment return.
#	Includes the Fund ’s share of the Series’ allocated expenses.
MERRILL LYNCH INDEX FUNDS, INC.

FINANCIAL HIGHLIGHTS (continued)

Aggregate Bond Index Fund

	Class A				Class D
Increase (Decrease) in Net Asset Value	For the Year Ended December 31,		For the Period April 3, 1997† to December 31, 1997		For the Year Ended December 31,		For the Period April 3, 1997† to December 31, 1997
	1999	1998			1999	1998

Per Share Operating Performance:

Net asset value, beginning of period	$ 10.61	$ 10.42	$ 10.00		$ 10.61	$ 10.42	$ 10.00

Investment income—net	.62	.64	.48		.58	.61	.46

Realized and unrealized gain (loss) on investments from the Series—net	(.76)	.23	.45		(.75)	.23	.45

Total from investment operations	(.14)	.87	.93		(.17)	.84	.91

Less dividends and distributions:
Investment income—net	(.62)	(.64)	(.48)		(.58)	(.61)	(.46)
Realized gain on investments from the Series —net	—	(.04)	(.03)		—	(.04)	(.03)
In excess of realized gain on investments from the Series —net	— ††	—	—	††	— ††	—	—	††

Total dividends and distributions	(.62)	(.68)	(.51)		(.58)	(.65)	(.49)

Net asset value, end of period	$ 9.85	$ 10.61	$ 10.42		$ 9.86	$ 10.61	$ 10.42

Total Investment Return:

Based on net asset value per share	(1.36%)	8.56%	9.49	%†† †	(1.50%)	8.29%	9.29	%†† †

Ratios to Average Net Assets:

Expenses, net of reimbursement#	.35%	.35%	.35	%*	.60%	.60%	.60	%*

Expenses#	.37%	.40%	.52	%*	.62%	.65%	.77	%*

Investment income—net	6.06%	5.99%	6.22	%*	5.81%	5.75%	5.98	%*

Supplemental Data:

Net assets, end of period (in thousands)	$324,254	$351,786	$251,140		$79,743	$81,603	$56,134

Portfolio turnover of the underlying Series	61.82%	27.89%	86.58%		61.82%	27.89%	86.58%

*	Annualized.
†	Commencement of operations.
† †	Amount is less than $.01 per share.
†† †	Aggregate total investment return.
#	Includes the Fund ’s share of the Series’ allocated expenses.

MERRILL LYNCH INDEX FUNDS, INC.

[GRAPHIC] Management of the Funds

FINANCIAL HIGHLIGHTS (continued)

International Index Fund

	Class A			Class D
Increase (Decrease) in Net Asset Value	For the Year Ended December 31,##		For the Period April 9, 1997† to December 31, 1997	For the Year Ended December 31,##		For the Period April 9, 1997† to December 31, 1997
	1999	1998		1999	1998

Per Share Operating Performance:

Net asset value, beginning of period	$ 12.04	$ 10.56	$ 10.00	$ 12.05	$ 10.56	$ 10.00

Investment income—net	.13	.15	.10	.08	.13	.15

Realized and unrealized gain on investments and foreign currency
transactions from the Series—net	3.59	2.52	.75	3.61	2.51	.67

Total from investment operations	3.72	2.67	.85	3.69	2.64	.82

Less dividends and distributions:
Investment income—net	(.09)	(.12)	(.12)	(.07)	(.09)	(.10)
In excess of investment income—net	—	(.04)	(.02)	—	(.03)	(.01)
Realized gain on investments from the Series—net	(.54)	(1.03)	(.15)	(.54)	(1.03)	(.15)

Total dividends and distributions	(.63)	(1.19)	(.29)	(.61)	(1.15)	(.26)

Net asset value, end of period	$ 15.13	$ 12.04	$ 10.56	$ 15.13	$ 12.05	$ 10.56

Total Investment Return:

Based on net asset value per share	31.29%	25.65%	8.45%††	30.95%	25.40%	8.22%††

Ratios to Average Net Assets:

Expenses, net of reimbursement#	.64%	.64%	.86%*	.89%	.89%	1.11%*

Expenses#	.69%	.76%	1.10%*	.95%	1.02%	1.35%*

Investment income—net	1.05%	1.26%	1.64%*	.65%	1.14%	1.67%*

Supplemental Data:

Net assets, end of period (in thousands)	$104,427	$118,692	$115,190	$30,480	$14,802	$20,536

Portfolio turnover of the underlying Series	6.43%	34.63%	14.79%	6.43%	34.63%	14.79%

*	Annualized.
†	Commencement of operations.
† †	Aggregate total investment return.
#	Includes the Fund ’s share of the Series’ allocated expenses.
##	Based on average shares outstanding.

MERRILL LYNCH INDEX FUNDS, INC.

The Management Team

Funds
Merrill Lynch Index Funds, Inc.
Quantitative Master Series Trust
P.O. Box 9011
Princeton, New Jersey 08543-9011

Investment Adviser
Fund Asset Management, L.P.
Administrative Office:
800 Scudders Mill Road
Plainsboro, NJ 08536
Mailing Address:
P.O. Box 9011
Princeton, New Jersey 08543-9011

Administrator
Merrill Lynch Asset Management, L.P.
P.O. Box 9011
Princeton, New Jersey 08543-9011

Transfer Agent
Financial Data Services, Inc.
Administrative Office:
4800 Deer Lake Drive East
32246-6484
Mailing Address:
P.O. Box 45289
Jacksonville, Florida 32232-5289

Independent Auditors
Deloitte & Touche LLP
Princeton Forrestal Village
116-300 Village Boulevard
Princeton, New Jersey 08540-6400

Distributor
Merrill Lynch Funds Distributor,
a division of Princeton Funds Distributor, Inc.
P.O. Box 9081
Princeton, New Jersey 08543-9081

Custodian for Master International
(GDP Weighted) Index Series
State Street Bank and Trust Company
One Heritage Drive P2N
North Quincy, Massachusetts 02171

Custodian for Master S&P 500 Index Series, Master Small Cap Index Series and Master Aggregate Bond Index Series
Merrill Lynch Trust Company
800 Scudders Mill Road
Plainsboro, New Jersey 08536

Counsel
Swidler Berlin Shereff Friedman, LLP
The Chrysler Building
405 Lexington Avenue
New York, New York 10174

MERRILL LYNCH INDEX FUNDS, INC.

[GRAPHIC] For More Information

Shareholder Reports

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year. You may obtain these reports at no cost by calling 1-800-MER-FUND.

A Fund will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your Merrill Lynch Financial Consultant or other financial intermediary, or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and Merrill Lynch brokerage or mutual fund account number. If you have any questions, please call your Merrill Lynch Financial Consultant or other financial intermediary, or the Transfer Agent at 1-800-MER-FUND.

Statement of Additional Information

The Funds’ Statement of Additional Information contains further information about the Funds and is incorporated by reference (legally considered to be part of this prospectus). You may request a free copy by writing the Funds at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289 or by calling 1-800-MER-FUND.

Contact your Merrill Lynch Financial Consultant, or other financial intermediary, or the Funds at the telephone number or address indicated above, if you have any questions.

Information about the Funds (including the Statement of Additional Information) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. This information is also available on the EDGAR Database on the SEC ’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from the information contained in this Prospectus.

Investment Company Act file #811-7899

Code #19003-0400
© Fund Asset Management, L.P.

Prospectus

[LOGO] Merrill Lynch

Merrill Lynch Index
Funds, Inc.

April 17, 2000

STATEMENT OF ADDITIONAL INFORMATION

Merrill Lynch Index Funds, Inc.

P.O. Box 9011, Princeton, New Jersey 08543-9011 • Phone No. (609) 282-2800

         Merrill Lynch Index Funds, Inc. (the “Corporation”) currently consists of four portfolios or series: Merrill Lynch S&P 500 Index Fund (“S&P 500 Index Fund”), Merrill Lynch Small Cap Index Fund (“Small Cap Index Fund”), Merrill Lynch Aggregate Bond Index Fund (“Aggregate Bond Index Fund ”) and Merrill Lynch International Index Fund (“International Index Fund”) (collectively, the “Funds,” and each, a “Fund”). Each Fund is a non-diversified mutual fund whose investment objective is to provide investment results that, before expenses, seek to replicate the total return (i.e., the combination of capital changes and income) of a specified securities index. Each Fund seeks to achieve its objective by investing all of its assets in the series (collectively, the “Series,” and each, a “Series ”) of Quantitative Master Series Trust (the “Trust”) that has the same investment objective as the Fund. Each Fund’s investment experience will correspond directly to the investment experience of the respective Series in which it invests. There can be no assurance that the investment objectives of the Funds will be achieved.

         Each Fund offers two classes of shares, Class A shares and Class D shares. Class A shares of each Fund are offered at a price equal to the next determined net asset value per share without the imposition of any front-end or deferred sales charge, and are not subject to any ongoing account maintenance or distribution fee. Distribution of Class A shares of each Fund is limited to certain eligible investors. Class D shares of each Fund are offered at a price equal to the next determined net asset value per share without the imposition of any front-end or deferred sales charge and are not subject to any ongoing distribution fee, but are subject to an ongoing account maintenance fee at an annual rate of 0.25% of average daily net assets. The Funds’ distributor is Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc.

         This Statement of Additional Information of the Funds is not a prospectus and should be read in conjunction with the Prospectus of the Funds, dated April 17, 2000 (the “Prospectus ”), which has been filed with the Securities and Exchange Commission (the “Commission”) and can be obtained, without charge, by calling (800) MER-FUND or by writing the Funds at the above address. The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information has been incorporated by reference into the Prospectus. The Funds’ and Series ’ audited financial statements are incorporated into this Statement of Additional Information by reference to their 1999 annual reports to shareholders. You may request a copy of the annual reports at no charge by calling (800) 456-4587 ext. 789 between 8:00 a.m. and 8:00 p.m. on any business day.

Fund Asset Management — Investment Adviser
Merrill Lynch Funds Distributor — Distributor

The date of this Statement of Additional Information is April 17, 2000.

INVESTMENT OBJECTIVES AND POLICIES

         The Corporation currently consists of four series: S&P 500 Index Fund, Small Cap Index Fund, Aggregate Bond Index Fund and International Index Fund. Each Fund is classified as a non-diversified mutual fund under the Investment Company Act of 1940, as amended (the “Investment Company Act”) whose investment objective is to provide investment results that, before expenses, seek to replicate the total return (i.e., the combination of capital changes and income) of a specified securities index.

         Each Fund seeks to achieve its objective by investing all of its assets in the series of the Trust that has the same investment objective as the Fund. Each Fund’s investment experience and results will correspond directly to the investment experience of the respective Series in which it invests. Thus, all investments are made at the level of the Series. For simplicity, however, with respect to investment objective, policies and restrictions, this Statement of Additional Information, like the Prospectus, uses the term “Fund ” to include the underlying Series in which a Fund invests. Reference is made to the discussion under “How the Funds Invest” in the Prospectus for information with respect to each Fund’s and each Series ’ investment objectives and policies. There can be no assurance that the investment objectives of the Funds will be achieved.

          The Funds’ investment objectives are not fundamental policies and may be changed by the Board of Directors of the Corporation (the “Directors”), without shareholder approval. The Directors may also change the target index of a Fund if they consider that a different index would facilitate the management of the Fund in a manner which better enables the Fund to seek to replicate the total return of the market segment represented by the current index.

S&P 500 Index Fund

         The investment objective of the S&P 500 Index Fund is to match the performance of the Standard & Poor ’s® 500 Composite Stock Price Index (the “S&P 500”) as closely as possible before the deduction of Fund expenses. There can be no assurance that the investment objective of the Fund will be achieved.

         The Fund seeks to achieve its investment objective by investing all of its assets in the Master S&P 500 Index Series of the Trust (“S&P 500 Index Series”), which has the same investment objective as the Fund. The following is a description of the investment policies of the S&P 500 Index Fund.

         In seeking to replicate the total return of the S&P 500, Fund Asset Management, L.P. (the “Investment Adviser ”) generally will allocate the S&P 500 Index Fund’s investments among common stocks in approximately the same weightings as the S&P 500. In addition, the Investment Adviser may use options and futures contracts and other types of financial instruments relating to all or a portion of the S&P 500. At times the Fund may not invest in all of the common stocks in the S&P 500, or in the same weightings as in the S&P 500. At those times, the Fund chooses investments so that the market capitalizations, industry weighting and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the S&P 500 as a whole. The S&P 500 Index Fund may also engage in securities lending. See “Other Investment Policies, Practices and Risk Factors.”

         The S&P 500 is composed of the common stocks of 500 large capitalization companies from various industrial sectors, most of which are listed on the New York Stock Exchange Inc. A company’s stock market capitalization is the total market value of its outstanding shares. The S&P 500 represents a significant portion of the market value of all common stocks publicly traded in the United States.

Small Cap Index Fund

         The investment objective of the Small Cap Index Fund is to match the performance of the Russell 2000® Index (the “Russell 2000”) as closely as possible before the deduction of Fund expenses. There can be no assurance that the investment objective of the Fund will be achieved.

         The Fund seeks to achieve its investment objective by investing all of its assets in the Master Small Cap Index Series of the Trust (“Small Cap Index Series”), which has the same investment objective as the Fund. The following is a description of the investment policies of the Small Cap Index Fund.

         In seeking to replicate the total return of the Russell 2000, the Investment Adviser may not allocate the Small Cap Index Fund’s investments among all of the common stocks in the Russell 2000, or in the same weightings as the Russell 2000. Instead, the Small Cap Index Fund may invest in a statistically selected sample of the stocks included in the Russell 2000 and other types of financial instruments. The Investment Adviser may use options and futures contracts and other types of financial instruments relating to all or a portion of the Russell 2000. The investments to be included in the Small Cap Index Fund will be selected so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks, and of the stocks underlying or otherwise related to the foregoing financial instruments, closely approximate those same factors in the Russell 2000, with the objective of reducing the selected investment portfolio’s deviation from the performance of the Russell 2000 (this deviation is referred to as “tracking error”). The Small Cap Index Fund may also engage in securities lending. See “Other Investment Policies, Practices and Risk Factors.”

         The Russell 2000 is composed of approximately 2,000 smaller-capitalization common stocks from various industrial sectors. A company’s stock market capitalization is the total market value of its outstanding shares.

Aggregate Bond Index Fund

         The investment objective of the Aggregate Bond Index Fund is to match the performance of the Lehman Brothers Aggregate Bond Index (the “Aggregate Bond Index”) as closely as possible before the deduction of Fund expenses. There can be no assurance that the investment objective of the Fund will be achieved.

         The Fund seeks to achieve its investment objective by investing all of its assets in the Master Aggregate Bond Index Series of the Trust (“Aggregate Bond Index Series”), which has the same investment objective as the Fund. The following is a description of the investment policies of the Aggregate Bond Index Fund.

         In seeking to replicate the total return of the Aggregate Bond Index, the Investment Adviser may not allocate the Aggregate Bond Index Fund’s investments among all of the bonds in the Aggregate Bond Index, or in the same weightings as the Aggregate Bond Index. Instead, the Aggregate Bond Index Fund may invest in a statistically selected sample of bonds included in the Aggregate Bond Index, or in a statistically selected sample of bonds not included in the index but correlated with bonds that are in the index, and in derivative instruments linked to the Aggregate Bond Index. The Investment Adviser may use options and futures contracts and other types of financial instruments relating to all or a portion of the Aggregate Bond Index. The Fund may invest in bonds not included in the index, but which are selected to reflect characteristics such as maturity, duration or credit quality similar to bonds in the index. The investments to be included in the Aggregate Bond Index Fund will be selected with the objective of reducing the selected investment portfolio’s deviation from the performance of the Aggregate Bond Index (tracking error). Selection of bonds other than those included in the Aggregate Bond Index, or in different weightings from the Index, may result in levels of interest rate, credit or prepayment risks that differ from the levels of risks on the securities composing the Aggregate Bond Index. See “Risk Factors —Investments in Fixed-Income Securities.” The Aggregate Bond Index Fund may also engage in securities lending. See “Other Investment Policies, Practices and Risk Factors.”

         The Aggregate Bond Index is composed primarily of dollar-denominated investment grade bonds in the following classes: U.S. Treasury and agency securities, U.S. corporate bonds, foreign corporate bonds, foreign sovereign debt (debt securities issued or guaranteed by foreign governments and governmental agencies), supranational debt (debt securities issued by entities, such as the World Bank, constituted by the governments of several countries to promote economic development) and mortgage-backed securities with maturities greater than one year. Corporate bonds contained in the Aggregate Bond Index represent issuers from various industrial sectors.

         The Aggregate Bond Index Fund may invest in U.S. Treasury bills, notes and bonds and other “full faith and credit ” obligations of the U.S. Government. The Aggregate Bond Index Fund may also invest in U.S. Government agency securities, which are debt obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government. “Agency” securities may not be backed by the “full faith and credit” of the U.S. Government. U.S. Government agencies may include the Federal Farm Credit Bank, the Resolution Trust Corporation and the Government National Mortgage Association. “Agency ” obligations are not explicitly guaranteed by the U.S. Government and so are perceived as somewhat riskier than comparable Treasury bonds.

         Because the Aggregate Bond Index is composed of investment grade bonds, the Aggregate Bond Index Fund will invest in corporate bonds rated investment grade—i.e., those rated at least Baa3 by Moody’s Investors Service, Inc. (“Moody’s ”) or BBB—by Standard & Poor’s Ratings Group (“S &P”), the equivalent by another nationally recognized statistical rating organization (“NRSRO”) or, if unrated, of equal quality in the opinion of the Investment Adviser. Corporate bonds ranked in the fourth highest rating category, while considered “investment grade, ” have more speculative characteristics and are more likely to be downgraded than securities rated in the three highest ratings categories. In the event that the rating of a security in the Aggregate Bond Index Fund is lowered below Baa or BBB, the Aggregate Bond Index Fund may continue to hold the security. Such securities rated below investment grade are considered to be speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. Descriptions of the ratings of bonds are contained in the Appendix.

         The Aggregate Bond Index Fund may also invest in other instruments that “pass through” payments on such obligations, such as collateralized mortgage obligations (“CMOs ”).

International Index Fund

         The investment objective of the International Index Fund is to match the performance of the Morgan Stanley Capital International EAFE® GDP Weighted Index (the “EAFE Index”) as closely as possible before the deduction of Fund expenses. There can be no assurance that the investment objective of the Fund will be achieved.

         The Fund seeks to achieve its investment objective by investing all of its assets in the Master International (GDP Weighted) Index Series of the Trust (“International (GDP Weighted) Index Series”), which has the same investment objective as the Fund. The following is a description of the investment policies of the International Index Fund.

         In seeking to replicate the total return of the EAFE Index, the Investment Adviser may not allocate the International Index Fund’s investments among all of the countries, or all of the companies within a country, represented in the EAFE Index, or in the same weightings as the EAFE Index. Instead, the International Index Fund may invest in a statistically selected sample of the equity securities included in the EAFE Index and in derivative instruments linked to the EAFE Index. In addition, the Investment Adviser may use options and futures contracts and other types of financial instruments relating to all or a portion of the EAFE Index. The investments to be included in the International Index Fund will be selected so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks, and of the stocks underlying or otherwise related to the foregoing financial instruments, closely approximate those same factors in the EAFE Index, with the objective of reducing the selected investment portfolio’s deviation from the performance of the EAFE Index (tracking error). The International Index Fund may also engage in securities lending. See “Other Investment Policies, Practices and Risk Factors.”

         The EAFE Index is composed of equity securities of approximately 1,000 companies from various industrial sectors whose primary trading markets are located outside the United States and which are selected from among the larger capitalization companies in such markets. A company’s stock market capitalization is the total market value of its outstanding shares. The countries currently included in the EAFE Index are Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The weighting of the EAFE Index among these countries is based upon gross domestic product (GDP). (Market capitalization is the basis for country weightings in another version of the EAFE Index. Using the GDP weighting tends to decrease the relative weighting of Japan and the United Kingdom while increasing the weighting of certain European countries, generally resulting in a more diversified EAFE Index.)

About Indexing and Management of the Funds

         About Indexing.     The Funds are not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, each Fund, utilizing essentially a “passive” or “indexing” investment approach, seeks to replicate, before each Fund’s expenses (which can be expected to reduce the total return of the Fund), the total return of its respective index.

         Indexing and Managing the Funds.     Each Fund will be substantially invested in securities in the applicable index, and will invest at least 80% of its assets in securities or other financial instruments which are contained in or correlate with securities in the applicable index (equity securities, in the case of the S&P 500 Index Fund, Small Cap Index Fund and International Index Fund (the “Equity Funds”), and fixed-income securities, in the case of the Aggregate Bond Index Fund (the “Fixed-Income Fund”)).

         Because each Fund seeks to replicate the total return of its respective index, generally the Investment Adviser will not attempt to judge the merits of any particular security as an investment but will seek only to replicate the total return of the securities in the relevant index. However, the Investment Adviser may omit or remove a security which is included in an index from the portfolio of a Fund if, following objective criteria, the Investment Adviser judges the security to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions.

         The Investment Adviser may acquire certain financial instruments based upon individual securities or based upon or consisting of one or more baskets of securities (which basket may be based upon a target index). Certain of these instruments may represent an indirect ownership interest in such securities or baskets. Others may provide for the payment to a Fund or by a Fund of amounts based upon the performance (positive, negative or both) of a particular security or basket. The Investment Adviser will select such instruments when it believes that the use of the instrument will correlate substantially with the expected total return of a target security or index. In connection with the use of such instruments, the Investment Adviser may enter into short sales in an effort to adjust the weightings of particular securities represented in the basket to more accurately reflect such securities’ weightings in the target index.

         Each Fund’s ability to replicate the total return of its respective index may be affected by, among other things, transaction costs, administration and other expenses incurred by the Fund, taxes (including foreign withholding taxes, which will affect the International Index Fund and the Aggregate Bond Index Fund due to foreign tax withholding practices), changes in either the composition of the index or the assets of a Fund, and the timing and amount of Series investor contributions and withdrawals, if any. In addition, each Fund ’s total return will be affected by incremental operating costs (e.g., transfer agency, accounting) that will be borne by the Fund. Under normal circumstances, it is anticipated that each Fund’s total return over periods of one year and longer will, on a gross basis and before taking into account expenses (incurred at either the Series or the Fund level) be within 10 basis points (a basis point is one one-hundredth of one percent (0.01%)) for the S&P 500 Index Fund, 100 basis points for the Small Cap Index Fund, 150 basis points for the International Index Fund, and 50 basis points for the Aggregate Bond Index Fund, of the total return of the applicable indices. There can be no assurance, however, that these levels of correlation will be achieved. In the event that this correlation is not achieved over time, the Trustees of the Trust (the “Trustees”) and the Directors will consider alternative strategies for the Series and the Funds, respectively. Information regarding correlation of a Fund’s performance to that of a target index may be found in the Funds’ annual report.

Other Investment Policies, Practices and Risk Factors

         Cash Management.     Generally, the Investment Adviser will employ futures and options on futures to provide liquidity necessary to meet anticipated redemptions or for day-to-day operating purposes. However, if considered appropriate in the opinion of the Investment Adviser, a portion of a Fund ’s assets may be invested in certain types of instruments with remaining maturities of 397 days or less for liquidity purposes. Such instruments would consist of: (i) obligations of the U.S. Government, its agencies, instrumentalities, authorities or political subdivisions ( “U.S. Government Securities”); (ii) other fixed-income securities rated Aa or higher by Moody’s or AA or higher by S&P or, if unrated, of comparable quality in the opinion of the Investment Adviser; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; and (v) repurchase agreements. At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer’s parent must have outstanding debt rated Aa or higher by Moody’s or AA or higher by S&P or outstanding commercial paper, bank obligations or other short-term obligations rated Prime-1 by Moody’s or A-1 by S&P; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Investment Adviser.

         Dollar Rolls.     The Aggregate Bond Index Fund may enter into dollar rolls, in which the Aggregate Bond Index Fund will sell securities for delivery in the current month and simultaneously contract to repurchase substantially similar (the same type and coupon) securities on a specified future date from the same party. During the roll period, the Aggregate Bond Index Fund forgoes principal and interest paid on the securities sold. The Aggregate Bond Index Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale.

         Dollar rolls involve the risk that the market value of the securities subject to the Aggregate Bond Index Fund ’s forward purchase commitment may decline below the price of the securities the Aggregate Bond Index Fund has sold. In the event the buyer of the securities files for bankruptcy or becomes insolvent, the Aggregate Bond Index Fund’s use of the proceeds of the current sale portion of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Aggregate Bond Index Fund’s obligation to purchase the similar securities in the forward transaction. Dollar rolls are speculative techniques which can be deemed to involve leverage. The Aggregate Bond Index Fund will establish a segregated account with its custodian in which it will maintain liquid securities in an aggregate amount equal to the amount of the forward commitment. The Aggregate Bond Index Fund will engage in dollar roll transactions to enhance return and not for the purpose of borrowing. Each dollar roll transaction is accounted for as a sale of a portfolio security and a subsequent purchase of a substantially similar security in the forward market.

         Short Sales.     In connection with the use of certain instruments based upon or consisting of one or more baskets of securities, the Investment Adviser may sell a security a Fund does not own, or in an amount greater than the Fund owns (i.e., make short sales). Such transactions will be used only in an effort to adjust the weightings of particular securities represented in the basket to reflect such securities’ weightings in the target index. Generally, to complete a short sale transaction, a Fund will borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed. The price at the time of replacement may be more or less than the price at which the security was sold by the Fund. If the price of a security sold short goes up between the time of the short sale and the time a Fund must deliver the security to the lender, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by transaction costs. Although a Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. If a Fund makes short sales of securities that increase in value, it may underperform similar mutual funds that do not make short sales of securities they do not own. Until the security is replaced, the Fund is required to pay to the lender any interest which accrues during the period of the loan. To borrow the security, the Fund may be required to pay a premium which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until the Fund replaces the borrowed security, it will (a) maintain in a segregated account with its custodian cash or liquid securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short or (b) otherwise cover its short position.

         Cash Flows; Expenses.     The ability of each Fund to satisfy its investment objective depends to some extent on the Investment Adviser’s ability to manage cash flow (primarily from purchases and redemptions and distributions from the Fund’s investments). The Investment Adviser will make investment changes to a Fund’s portfolio to accommodate cash flow while continuing to seek to replicate the total return of the Series’ target index. Investors should also be aware that the investment performance of each index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs of investing, and any incremental operating costs (e.g., transfer agency, accounting) that will be borne by the Funds. Finally, since each Fund seeks to replicate the total return of its target index, the Investment Adviser generally will not attempt to judge the merits of any particular security as an investment.

         Investment in Fixed-Income Securities.     Because the Aggregate Bond Index Fund will invest in fixed-income securities, it will be subject to the general risks inherent in such securities, primarily interest rate risk, credit risk and prepayment risk.

         Interest rate risk is the potential for fluctuations in bond prices due to changing interest rates. As a rule bond prices vary inversely with interest rates. If interest rates rise, bond prices generally decline; if interest rates fall, bond prices generally rise. In addition, for a given change in interest rates, longer-maturity bonds generally fluctuate more in price than shorter-maturity bonds. To compensate investors for these larger fluctuations, longer-maturity bonds usually offer higher yields than shorter-maturity bonds, other factors, including credit quality, being equal. These basic principles of bond prices also apply to U.S. Government Securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

         Credit risk is the possibility that an issuer of securities held by the Aggregate Bond Index Fund will be unable to make payments of either interest or principal or will be perceived to have a diminished capacity to make such payments in the future. The credit risk of the Aggregate Bond Index Fund is a function of the diversification and credit quality of its underlying securities.

         The Aggregate Bond Index Fund may also be exposed to event risk, which includes the possibility that fixed-income securities held by the Aggregate Bond Index Fund may suffer a substantial decline in credit quality and market value due to issuer restructurings. Certain restructurings such as mergers, leveraged buyouts, takeovers or similar events, are often financed by a significant expansion of corporate debt. As a result of the added debt burden, the credit quality and market value of a firm’s existing debt securities may decline significantly. Other types of restructurings (such as corporate spinoffs or privatizations of governmental or agency borrowers or the termination of express or implied governmental credit support) may also result in decreased credit quality of a particular issuer.

         Prepayment risk is the possibility that the principal of the mortgage loans underlying mortgage-backed securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates the Aggregate Bond Index Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, certain types of mortgage-backed securities may be paid off more slowly, with the effect that the mortgage-backed securities held by the Aggregate Bond Index Fund may exhibit price characteristics of longer-term debt securities.

         Extension risk is the possibility that the principal of the mortgage loans underlying mortgage-backed securities may be repaid more slowly than anticipated. As a general rule, extensions increase during a period of rising interest rates, and decrease during a period of falling interest rates. As a result, during periods of rising interest rates the average maturity of the Aggregate Bond Index Fund ’s portfolio may increase, thus increasing the Fund’s exposure to interest rate risk.

         The corporate substitution strategy used by the Aggregate Bond Index Fund (discussed above) may increase or decrease the Aggregate Bond Index Fund’s exposure to the foregoing risks relative to those of the Aggregate Bond Index.

         Sovereign Debt.     The Aggregate Bond Index Fund may invest a portion of its assets in debt obligations (“sovereign debt”) issued or guaranteed by foreign governments (including foreign states, provinces and municipalities) of countries or their agencies and instrumentalities ( “governmental entities”). Investment in sovereign debt involves a high degree of risk that the governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a governmental entity may be subject. In certain countries, governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

         Holders of sovereign debt, including the Aggregate Bond Index Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There may be no bankruptcy proceeding by which sovereign debt on which a governmental entity has defaulted may be collected in whole or in part.

         Foreign Market Risk.     Since the Funds may invest in foreign securities, they offer the potential for more diversification than an investment only in the United States. This is because securities traded on foreign markets have often (though not always) performed differently than securities in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that the Funds will lose money. In particular, the Funds are subject to the risk that because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may make it difficult for the Funds to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.

         Foreign Economy Risk.     The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer a Fund’s assets or income back into the United States, or otherwise adversely affect a Fund’s operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

         Currency Risk and Exchange Risk.     Securities in which the International Index Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk, ” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

         Governmental Supervision and Regulation/Accounting Standards.    Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States does. Some countries may not have laws to protect investors the way that the U.S. securities laws do. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on non-public information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments.

         Certain Risks of Holding Fund Assets Outside the United States.    The Funds generally hold their foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any or their agents goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell, and hold securities in certain foreign markets than in the U.S. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than investment companies invested only in the U.S.

         Settlement Risk.     Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

         Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes.

         European Economic and Monetary Union.     For a number of years, certain European countries have been seeking economic unification that would, among other things, reduce barriers between countries, increase competition among companies, reduce government subsidies in certain industries, and reduce or eliminate currency fluctuations among these European countries. The Treaty on European Union (the “Maastricht Treaty”) set out a framework for the European Economic and Monetary Union (“EMU”) among the countries that comprise the European Union (“EU”). EMU established a single common European currency (the “euro”) that was introduced on January 1, 1999 and is expected to replace the existing national currencies of all EMU participants by July 1, 2002. Certain securities issued in participating EU countries (beginning with government and corporate bonds) have been redenominated in the euro, and are listed, traded, and make dividend and other payments only in euros.

         No assurance can be given that EMU will take full effect, that all of the changes planned for the EU can be successfully implemented, or that these changes will result in the economic and monetary unity and stability intended. There is a possibility that EMU will not be completed, or will be completed but then partially or completely unwound. Because any participating country may opt out of EMU within the first three years, it is also possible that a significant participant could choose to abandon EMU, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants ’ national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the European markets, an undermining of European economic stability, the collapse or slowdown of the drive toward European economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of EMU. Also, withdrawal from EMU by an initial participant could cause disruption of the financial markets as securities redenominated in euros are transferred back into that country’s national currency, particularly if the withdrawing country is a major economic power. Such developments could have an adverse impact on the Fund’s investments in Europe generally or in specific countries participating in EMU. Gains or losses resulting from euro conversions may be taxable to Fund shareholders under foreign or, in certain limited circumstances, U.S. tax laws.

         When Issued Securities, Delayed Delivery and Forward Commitments.    The Aggregate Bond Index Fund may purchase or sell securities that it is entitled to receive on a when issued basis. The Aggregate Bond Index Fund may also purchase or sell securities on a delayed delivery basis. The Aggregate Bond Index Fund may also purchase or sell securities through a forward commitment. These transactions involve the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Aggregate Bond Index Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. The Aggregate Bond Index Fund has not established any limit on the percentage of its assets that may be committed in connection with these transactions. When the Aggregate Bond Index Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

         There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Fund’s purchase price. The Aggregate Bond Index Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

         Illiquid or Restricted Securities.     Each Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of a Fund ’s assets in illiquid securities may restrict the ability of a Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Fund’s operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short term cash requirements or incurring capital losses on the sale of illiquid investments.

         Each Fund may invest in securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “Securities Act”). Restricted securities may be sold in private placement transactions between the issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by a Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of a Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less-seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, a Fund may obtain access to material non-public information which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

         144A Securities.     Each Fund may purchase restricted securities that can be offered and sold to “qualified institutional buyers” under Rule 144A under the Securities Act. The Board of Directors has determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the corporation ’s Board. The Board of Directors has adopted guidelines and delegated to the Investment Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board of Directors, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will continue to develop, the Board of Directors will carefully monitor the Fund’s investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

         Standby Commitment Agreements.     The Aggregate Bond Index Fund may enter into standby commitment agreements. These agreements commit the Aggregate Bond Index Fund, for a stated period of time, to purchase a stated amount of securities which may be issued and sold to the Fund at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement the Aggregate Bond Index Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. The Aggregate Bond Index Fund will enter into such agreements for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to the Fund. The Aggregate Bond Index Fund will not enter into a standby commitment with a remaining term in excess of 90 days and will limit its investment in such commitments so that the aggregate purchase price of securities subject to such commitments, together with the value of portfolios securities subject to legal restrictions on resale that affect their marketability, will not exceed 15% of its net assets taken at the time of the commitment. The Aggregate Bond Index Fund segregates liquid securities in an aggregate amount equal to the purchase price of the securities underlying the commitment.

         There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Aggregate Bond Index Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

         The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of the Aggregate Bond Index Fund’s net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

         Repurchase Agreements.     Each Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System, primary dealers in U.S. Government securities, or an affiliate thereof, or with other entities which the Investment Adviser otherwise deems to be credit worthy. Under such agreements, the counterparty agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This insulates the Fund from fluctuations in the market value of the underlying security during such period. A Fund may not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days (together with other illiquid securities). Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. A Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller ’s obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under such a repurchase agreement, instead of the contractual fixed rate of return, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

         Securities Lending.     Each Fund may lend securities with a value not exceeding 33 1 /3% of its total assets to banks, brokers and other financial institutions. In return, a Fund receives collateral in cash or securities issued or guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. This limitation is a fundamental policy and it may not be changed without the approval of the holders of a majority of a Fund’s outstanding voting securities as defined in the Investment Company Act. During the period of such a loan, a Fund typically receives the income on both the loaned securities and the collateral and thereby increases its yield. In certain circumstances, the Fund may receive a flat fee for its loans. Such loans are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. A Fund may pay reasonable finder’s, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, a Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent the value of the collateral falls below the market value of the borrowed securities.

         Borrowing and Leverage.     The use of leverage by a Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund’s portfolio. Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund which can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay on the borrowings, the Fund ’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to a Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, the Investment Adviser in its best judgment nevertheless may determine to maintain a Fund’s leveraged position if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

         Certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Investment Adviser from managing a Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require a Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

         A Fund at times may borrow from affiliates of the Investment Adviser, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace. As discussed under “Management and Advisory Arrangements,” the fee paid to the Investment Adviser will be calculated on the basis of a Fund’s assets including proceeds from borrowings.

         Securities of Smaller Companies.     An investment in the Small Cap Index Fund involves greater risk than is customarily associated with funds that invest in more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. Because of these factors, the Small Cap Index Fund believes that its shares may be suitable for investment by persons who can invest without concern for current income and who are in a financial position to assume above-average investment risk in search of above-average long-term reward. It is not intended as a complete investment program but is designed for those long-term investors who are prepared to experience above-average fluctuations in net asset value.

         While the issuers in which the Small Cap Index Fund will primarily invest may offer greater opportunities for capital appreciation than large cap issuers, investments in smaller companies may involve greater risks and thus may be considered speculative. Full development of these companies and trends frequently takes time and, for this reason, the Small Cap Index Fund should be considered as a long-term investment and not as a vehicle for seeking short-term profits.

         The securities in which the Small Cap Index Fund invests will often be traded only in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by the Small Cap Index Fund of portfolio securities to meet redemptions or otherwise may require the Small Cap Index Fund to sell these securities at a discount from market prices.

         Equity securities of specific small cap issuers may present different opportunities for long-term capital appreciation during varying portions of economic or securities markets cycles, as well as during varying stages of their business development. The market valuation of small cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles.

         Smaller companies, due to the size and kinds of markets that they serve, may be less susceptible than large companies to intervention from the Federal government by means of price controls, regulations or litigation.

         Mortgage-Backed Securities.     The Aggregate Bond Index Fund may invest in mortgage-backed securities. Mortgaged-backed securities are “pass-through” securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Aggregate Bond Index Fund. The value of mortgage-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional fixed-income securities because of their potential for prepayment without penalty. The price paid by the Aggregate Bond Index Fund for its mortgage-backed securities, the yield the Aggregate Bond Index Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when the Aggregate Bond Index Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.

         To the extent that the Aggregate Bond Index Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If the Aggregate Bond Index Fund buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a long-term security. Since long-term securities generally fluctuate more widely in response to changes in interest rates than short-term securities, maturity extension risk could increase the inherent volatility of the Aggregate Bond Index Fund. See “Investments in Fixed-Income Securities” and “Illiquid Securities” above.

Portfolio Strategies Involving Options, Futures, Swaps, Indexed Instruments and Foreign Exchange Transactions

         Each Fund will also utilize options, futures, options on futures, swaps and other indexed instruments. Futures and options on futures may be employed to provide liquidity. Futures, options on futures, swaps and other indexed instruments may be employed as a proxy for a direct investment in securities underlying the Fund’s index. In addition, the International Index Fund may engage in futures contracts on foreign currencies in connection with certain foreign securities transactions.

         The Investment Adviser will choose among the foregoing instruments based on its judgment of how best to meet each Fund ’s goal. In connection therewith, the Investment Adviser will assess such factors as current and anticipated securities prices, relative liquidity and price levels in the options, futures and swap markets compared to the securities markets, and the Funds’ cash flow and cash management needs.

         Indexed Securities.     The Funds may invest in securities the potential return of which is based on the change in particular measurements of value or rate (an “index”). As an illustration, a Fund may invest in a debt security that pays interest and returns principal based on the change in the value of a securities index or a basket of securities. If a Series invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant index.

Options on Securities and Securities Indices

         Purchasing Put Options.     Each Fund may purchase put options on securities held in its portfolio or on securities or interest rate indices which are correlated with securities held in its portfolio. When a Fund purchases a put option, in consideration for an up front payment (the “option premium”) the Fund acquires a right to sell to another party specified securities owned by the Fund at a specified price (the “exercise price”) on or before a specified date (the “expiration date”), in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index declines below a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a put option limits the Fund’s risk of loss in the event of a decline in the market value of the portfolio holdings underlying the put option prior to the option’s expiration date. If the market value of the portfolio holdings associated with the put option increases rather than decreases, however, the Fund will lose the option premium and will consequently realize a lower return on the portfolio holdings than would have been realized without the purchase of the put. Purchasing a put option may involve correlation risk, and may also involve liquidity and credit risk.

         Purchasing call options.     Each Fund may also purchase call options on securities it intends to purchase or securities, or interest rate indices which are correlated with the types of securities it intends to purchase. When a Fund purchases a call option, in consideration for the option premium the Fund acquires the right to purchase from another party specified securities at the exercise price on or before the expiration date, in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index increases beyond a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a call option may protect the Fund from having to pay more for a security as a consequence of increases in the market value for the security during a period when the Fund is contemplating its purchase (an “anticipatory hedge”). In the event a Fund determines not to purchase a security underlying a call option, however, the Fund may lose the entire option premium. Purchasing a call option involves correlation risk, and may also involve liquidity and credit risk.

         Each Fund is also authorized to purchase put or call options in connection with closing out put or call options it has previously sold.

         Writing Call Options.     Each Fund may write (i.e., sell) call options on securities held in its portfolio or securities indices the performance of which correlates with securities held in its portfolio. When a Fund writes a call option, in return for an option premium, the Fund gives another party the right to buy specified securities owned by the Fund at the exercise price on or before the expiration date, in the case of an option on securities, or agrees to pay to another party an amount based on any gain in a specified securities index beyond a specified level on or before the expiration date, in the case of an option on a securities index. In the event the party to which a Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is less than the exercise price, the Fund will partially offset any decline in the value of the underlying securities through the receipt of the option premium. By writing a call option, however, a Fund limits its ability to sell the underlying securities, and gives up the opportunity to profit from any increase in the value of the underlying securities beyond the exercise price, while the option remains outstanding. Writing a call option may involve correlation risk.

         Writing Put Options.     Each Fund may also write put options on securities or securities indices. When a Fund writes a put option, in return for an option premium the Fund gives another party the right to sell to the Fund a specified security at the exercise price on or before the expiration date, in the case of an option on a security, or agrees to pay to another party an amount based on any decline in a specified securities index below a specified level on or before the expiration date, in the case of an option on a securities index. The Fund may write put options to earn income, through the receipt of option premiums. In the event the party to which the Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is greater than the exercise price, the Fund will profit by the amount of the option premium. By writing a put option, however, a Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of the security, or make a cash payment reflecting any decline in the index, in the case of an option on an index. Accordingly, when the Fund writes a put option it is exposed to a risk of loss in the event the value of the underlying securities falls below the exercise price, which loss potentially may substantially exceed the amount of option premium received by the Fund for writing the put option. A Fund will write a put option on a security or a securities index only if the Fund would be willing to purchase the security at the exercise price for investment purposes (in the case of an option on a security) or is writing the put in connection with trading strategies involving combinations of options—for example, the sale and purchase of options with identical expiration dates on the same security or index but different exercise prices (a technique called a “spread”). Writing a put option may involve substantial leverage risk.

         Each Fund is also authorized to sell call or put options in connection with closing out call or put options it has previously purchased.

         Other than with respect to closing transactions, a Fund will only write call or put options that are “covered.” A call or put option will be considered covered if a Fund has segregated assets with respect to such option in the manner described in “Risk Factors in Derivatives” below. A call option will also be considered covered if a Fund owns the securities it would be required to deliver upon exercise of the option (or, in the case of an option on a securities index, securities which substantially correlate with the performance of such index) or owns a call option, warrant or convertible instrument which is immediately exercisable for, or convertible into, such security.

         Types of Options.     Each Fund may engage in transactions in options on securities or securities indices on exchanges and in the over-the-counter (“OTC ”) markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and seller, but generally do not require the parties to post margin and are subject to greater risk of counterparty default. See “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below.

         Futures.    Each Fund may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract the Fund is required to deposit collateral (“margin ”) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial risk.

         The purchase of a futures contract may protect a Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was holding cash equivalents. In the event that such securities decline in value or a Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, a Fund may realize a loss relating to the futures position.

         Each Fund will limit transactions in futures and options on futures to financial futures contracts (i.e., contracts for which the underlying asset is a securities or interest rate index) purchased or sold for anticipatory hedging purposes. Each Fund will further limit transactions in futures and options on futures to the extent necessary to prevent a Fund from being deemed a “commodity pool” under regulations of the Commodity Futures Trading Commission.

         Foreign Exchange Transactions.     The International Index Fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon for purposes of settling transactions.

         Swaps.    Each Fund is authorized to enter into equity swap agreements, which are OTC contracts in which one party agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities or equity index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different equity security, basket of securities or equity index. Swap agreements may also be used to obtain exposure to a security or market without owning or taking physical custody of securities in circumstances in which direct investment is restricted by local law or is otherwise impractical.

         A Fund will enter into an equity swap transaction only if, immediately following the time the Fund enters into the transaction, the aggregate notional principal amount of equity swap transactions to which the Fund is a party would not exceed 5% of the Fund ’s net assets. Swap agreements entail the risk that a party will default on its payment obligations to the Fund thereunder. Each Fund will seek to lessen the risk to some extent by entering into a transaction only if the counterparty meets the current credit requirement for OTC option counterparties. Swap agreements also bear the risk that a Fund will not be able to meet its obligations to the counterparty. Each Fund, however, will deposit in a segregated account with its custodian, liquid securities or cash or cash equivalents or other assets permitted to be so segregated by the Commission in an amount equal to or greater than the market value of the liabilities under the swap agreement or the amount it would cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the swap agreement.

Risk Factors in Derivatives

         The Funds may use instruments referred to as derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil) or an index (a measure of value or rates, such as the Standard & Poor’s 500 Index or the prime lending rate). Derivatives allows each Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.

         The Funds intend to enter into transactions involving derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.” However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or a Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a derivative without incurring substantial losses, if at all.

         Derivatives are volatile and involve significant risks, including:

Credit risk—the risk that the counterparty on a derivative transaction will be unable to honor its financial obligation to the Funds.

         Leverage risk—the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity risk—the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

         Use of derivatives for hedging purposes involves correlation risk. If the value of the derivative moves more or less than the value of the hedged instruments the Funds will experience a gain or loss which will not be completely offset by movements in the value of the hedged instruments.

         Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose a Fund to potential losses, which exceed the amount originally invested by the Fund. When a Fund engages in such a transaction, the Fund will deposit in a segregated account at its custodian liquid securities with a value at least equal to the Fund’s exposure, on a market-to-market basis, to the transaction (as calculated pursuant to requirements of the Securities and Exchange Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund ’s exposure to loss.

Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives

         Certain derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for a Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for a Fund to ascertain a market value for such instruments. A Fund will therefore acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Manager anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer’s quotation may be used.

         Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that a Fund has unrealized gains in such instruments or has deposited collateral with its counterparty, the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in derivatives traded in OTC markets only with financial institutions which have substantial capital or which have provided the Fund with a third-party guaranty or other credit enhancement.

         Additional Limitations on the Use of Derivatives

         The Funds may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

Additional Information Concerning the Indices

         S&P 500.     “Standard & Poor’s®”, “S&P® ”, “S&P 500®”, “Standard & Poor’s 500 ”, and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Corporation and the Trust. The S &P 500 Index Fund and the S&P 500 Index Series are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of the McGraw Hill Companies, Inc. (“Standard & Poor’s”). Standard & Poor’s makes no representation regarding the advisability of investing in the Fund or the Series. Standard & Poor ’s makes no representation or warranty, express or implied, to the owners of shares of the Fund or the Series or any member of the public regarding the advisability of investing in securities generally or in the Fund or the Series particularly or the ability of the S&P 500 to track general stock market performance. Standard & Poor’s only relationship to the Fund and the Series is the licensing of certain trademarks and trade names of Standard & Poor’s and of the S &P 500 which is determined, composed and calculated by Standard & Poor’s without regard to the Fund and the Series. Standard & Poor ’s has no obligation to take the needs of the Fund and the Series or the owners of shares of the Fund and the Series into consideration in determining, composing or calculating the S&P 500. Standard & Poor ’s is not responsible for and has not participated in the determination of the prices and amount of the Fund and the Series or the timing of the issuance of sale of shares of the Fund and the Series or in the determination or calculation of the equation by which the Fund and the Series is to be converted into cash. Standard & Poor’s has no obligation or liability in connection with the administration, marketing or trading of the Fund and the Series.

         Standard & Poor’s does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein, and Standard & Poor’s shall have no liability for any errors, omissions, or interruptions therein. Standard & Poor’s makes no warranty, express or implied, as to results to be obtained by the Fund, the Series, owners of shares of the Fund and the Series, or any other person or entity from the use of the S&P 500 Index or any data included therein. Standard & Poor’s makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall Standard & Poor’s have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

         Russell 2000.     The Small Cap Index Fund and the Small Cap Index Series are not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Small Cap Index Fund or the Small Cap Index Series nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

         Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000. Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Index.

         Frank Russell Company’s publication of the Russell 2000 in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell 2000 is based. Frank Russell Company makes no representation, warranty, or guarantee as to the accuracy, completeness, reliability, or otherwise of the Russell 2000 or any data included in the Russell 2000. Frank Russell Company makes no representation or warranty regarding the use, or the results of use, of the Russell 2000 or any data included therein, or any security (or combination thereof) comprising the Russell 2000. Frank Russell Company makes no other express or implied warranty, and expressly disclaims any warranty, or any kind, including, without means of limitation, any warranty of merchantability or fitness for a particular purpose with respect to the Russell 2000 or any data or any security (or combination thereof) included therein.

         EAFE Index.     The EAFE Index is the exclusive property of Morgan Stanley Capital International, Inc. (“Morgan Stanley”). The EAFE Index is a service mark of Morgan Stanley Group Inc. and has been licensed for use by the Investment Adviser and its affiliates.

         The International Index Fund and the International (GDP Weighted) Index Series are not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of shares of the International Index Fund and the International (GDP Weighted) Index Series or any member of the public regarding the advisability of investing in securities generally or in the International Index Fund and the International (GDP Weighted) Index Series particularly or the ability of the EAFE Index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the EAFE Index. Morgan Stanley has no obligation to take the needs of the International Index Fund and the International (GDP Weighted) Index Series or the owners of shares of the International Index Fund and the International (GDP Weighted) Index Series into consideration in determining, composing or calculating the EAFE Index. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of shares of the International Index Fund and the International (GDP Weighted) Index Series to be issued or in the determination or calculation of the equation by which the shares of the International Index Fund and the International (GDP Weighted) Index Series are redeemable for cash. Morgan Stanley has no obligation or liability to owners of shares of the International Index Fund and the International (GDP Weighted) Index Series in connection with the administration, marketing or trading of the International Index Fund and the International (GDP Weighted) Index Series.

         Although Morgan Stanley shall obtain information for inclusion in or for use in the calculation of the EAFE Index from sources which Morgan Stanley considers reliable, Morgan Stanley does not guarantee the accuracy and/or the completeness of the EAFE Index or any data included therein. Morgan Stanley makes no warranty, express or implied, as to results to be obtained by licensee, licensee’s customers and counterparties, owners of shares of the International Index Fund and the International (GDP Weighted) Index Series, or any other person or entity from the use of the EAFE Index or any data included therein in connection with the rights licensed hereunder or for any other use. Morgan Stanley makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the EAFE Index or any data included therein. Without limiting any of the foregoing, in no event shall Morgan Stanley have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Investment Restrictions

         The Corporation has adopted the following restrictions and policies relating to the investment of each Fund’s assets and activities, which are fundamental policies and may not be changed with respect to a Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). Provided that none of the following restrictions shall prevent a Fund from investing all of its assets in shares of another registered investment company with the same investment objective (in a master/feeder structure), each Fund may not:

1. Make any investment inconsistent with the Fund’s classification as a non-diversified company under the Investment Company Act.

         2.  Invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities); provided, that in replicating the weighting of a particular industry in its target index, a Series or Fund may invest more than 25% of its total assets in securities of issuers in that industry.

3. Make investments for the purpose of exercising control or management.

         4.  Purchase or sell real estate, except that, to the extent permitted by law, a Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

         5.  Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund’s Registration Statement, as it may be amended from time to time.

6. Issue senior securities to the extent such issuance would violate applicable law.

         7.  Borrow money, except that (i) a Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 [1] /3% of its total assets (including the amount borrowed), (ii) a Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) a Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. A Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in its Registration Statement, as it may be amended from time to time, in connection with hedging transactions, short sales, when issued and forward commitment transactions and similar investment strategies.

8. Underwrite securities of other issuers except insofar as a Fund technically may be deemed an underwriter under the Securities Act in selling portfolio securities.

         9.  Purchase or sell commodities or contracts on commodities, except to the extent that a Fund may do so in accordance with applicable law and the Fund’s Registration Statement, as it may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

         In addition, although each Fund is classified as a non-diversified fund under the Investment Company Act and is not subject to the diversification requirements of the Investment Company Act, each Fund is required to comply with certain requirements under the Internal Revenue Code of 1986, as amended (the “Code ”). To ensure that the Funds satisfy these requirements, the Declaration of Trust requires that each Series be managed in compliance with the Code requirements as though such requirements were applicable to the Series. These requirements include limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of a Fund’s total assets are invested in the securities of a single issuer, or any two or more issuers which are controlled by the Fund and engaged in the same, similar or related businesses, and (ii) with respect to 50% of the market value of its total assets, not more that 5% of the market value of its total assets are invested in securities of a single issuer, and the Fund does not own more than 10% of the outstanding voting securities of a single issuer. The U.S. Government, its agencies and instrumentalities are not included within the definition of “issuer” for purposes of the diversification requirements of the Code. These requirements will be satisfied at the Series level and not at the level of the Funds based upon a ruling received from the Internal Revenue Service (“IRS”) which entitles the Funds to “look through” the shares of the Series to the underlying investments of the Series for purposes of these diversification requirements.

         The Trust has adopted investment restrictions substantially identical to the foregoing, which are fundamental policies of the Trust and may not be changed with respect to any Series without the approval of the holders of a majority of the interests of the Series.

         In addition, the Corporation has adopted non-fundamental restrictions that may be changed by the Directors without shareholder approval. Like the fundamental restrictions, none of the non-fundamental restrictions, including but not limited to restriction (a) below, shall prevent a Fund from investing all of its assets in shares of another registered investment company with the same investment objective (in a master/feeder structure). Under the non-fundamental restrictions, a Fund may not:

         (a)  Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, a Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time the Fund’s shares are owned by another investment company that is part of the same group of investment companies as the Fund.

(b) Make short sales of securities or maintain a short position, except to the extent permitted by applicable law and otherwise permitted by the Corporation’s Registration Statement.

         (c)  Invest in securities that cannot be readily resold because of legal or contractual restrictions or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its net assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the Directors of the Corporation have otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (which are restricted securities that can be resold to qualified institutional buyers, but not to the general public) and determined to be liquid by the Directors of the Corporation are not subject to the limitations set forth in this investment restriction.

         (d)  Make any additional investments if the amount of its borrowings exceeds 5% of its total assets. Borrowings do not include the use of investment techniques that may be deemed to create leverage, including, but not limited to, such techniques as dollar rolls, when-issued securities, options and futures.

         If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

         Portfolio securities of each Fund’s underlying Series generally may not be purchased from, sold or loaned to the Investment Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the Investment Company Act.

         Because of the affiliation of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) with the Investment Adviser, the Fund and Series are prohibited from engaging in certain transactions involving Merrill Lynch, or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. See “Portfolio Transactions and Brokerage.” Without such an exemptive order, the Fund and Series are prohibited from engaging in portfolio transactions with Merrill Lynch or its affiliates acting as principal.

Portfolio Turnover

         Although each Fund will use a passive, indexing approach to investing, each Fund may engage in a substantial number of portfolio transactions. The rate of portfolio turnover will be a limiting factor when the Investment Adviser considers whether to purchase or sell securities for a Fund only to the extent that the Investment Adviser will consider the impact of transaction costs on a Fund’s tracking error. Changes in the securities comprising a Fund’s index will tend to increase that Fund’s portfolio turnover rate, as the Investment Adviser restructures the Fund’s holdings to reflect the changes in the index. The portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund’s purchases or sales of securities by the average net asset value of the Fund. High portfolio turnover involves correspondingly greater brokerage commissions for a Fund investing in equity securities and other transaction costs which are borne directly by a Fund. A high portfolio turnover rate may also result in the realization of taxable capital gains, including short-term capital gains taxable at ordinary income rates.

MANAGEMENT OF THE FUNDS

Directors and Officers

         Information about the Directors, executive officers and portfolio managers of the Corporation and their principal occupations for at least the last five years are set forth below. Unless otherwise noted, the address of the portfolio managers and of each executive officer and Director is P.O. Box 9011, Princeton, New Jersey 08543-9011.

         TERRY K. GLENN (59) — President and Director(1)(2) —  Executive Vice President of the Investment Adviser and Merrill Lynch Asset Management, L.P. (“MLAM” or the “Administrator”) (which terms as used herein include their corporate predecessors) since 1983; Executive Vice President and Director of Princeton Services, Inc. ( “Princeton Services”) since 1993; President of Princeton Funds Distributor, Inc. (“PFD”) since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

         JACK B. SUNDERLAND (71) — Director(2) — P.O. Box 7, West Cornwall, Connecticut 06796. President and Director of American Independent Oil Company, Inc. (energy company) since 1987; Member of Council on Foreign Relations since 1971.

         STEPHEN B. SWENSRUD   (66) — Director(2) — 24 Federal Street, Suite 400, Boston, Massachusetts 02110. Chairman, Fernwood Advisors (investment adviser) since 1996; Principal, Fernwood Associates (financial consultant) since 1975.

         J. THOMAS TOUCHTON   (61) — Director(2) — Suite 3405, One Tampa City Center, 201 North Franklin Street, Tampa, Florida, 33602. Managing Partner of The Witt-Touchton Company and its predecessor The Witt Co. (private investment partnership) since 1972; Trustee Emeritus of Washington and Lee University; Director of TECO Energy Inc. (electric utility holding company).

         JOSEPH T. MONAGLE , JR .  (51) — Senior Vice President(1)(2)  — Senior Vice President of the Investment Adviser since 1990; Department Head of the Global Fixed Income Division of the Investment Adviser since 1997; Senior Vice President of Princeton Services since 1993.

         GREGORY MARK MAUNZ   (47) — Senior Vice President and Co-Portfolio Manager of the Aggregate Bond Index Fund(1)(2) —  First Vice President of the Investment Adviser since 1997; Vice President of the Investment Adviser from 1985 to 1997; Portfolio Manager of the Investment Adviser since 1984.

         JEFFREY B. HEWSON   (48) — Vice President and Co-Portfolio Manager of the Aggregate Bond Index Fund(1)(2) — Director (Global Fixed Income) of the Investment Adviser since 1998; Vice President of the Investment Adviser from 1989 to 1998; Portfolio Manager of the Investment Adviser since 1985.

         ERIC S. MITOFSKY   (45) — Senior Vice President and Portfolio Manager of the S&P 500 Index Fund and Small Cap Index Fund(1)(2) — First Vice President of the Investment Adviser since 1997; Vice President of the Investment Adviser from 1992 to 1997.

         CHRISTOPHER G. AYOUB   (44) — Senior Vice President and Co-Portfolio Manager of the Aggregate Bond Index Fund(1)(2) —  First Vice President of the Investment Adviser since 1998; Vice President of the Investment Adviser from 1985 to 1998.

         DONALD C. BURKE   (39) — Vice President and Treasurer(1)(2)  — Senior Vice President and Treasurer of the Investment Adviser since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of PFD since 1999; First Vice President of the Investment Adviser from 1997 to 1999; Director of Taxation of the Investment Adviser since 1990; Vice President of the Investment Adviser from 1990 to 1997.

         IRA P. SHAPIRO   (37) — Secretary(1)(2) —  First Vice President of the Investment Adviser since 1998; Director (Legal Advisory) of the Investment Adviser from 1997 to 1998; Vice President of the Investment Adviser from 1996 to 1997; Attorney with the Investment Adviser from 1993 to 1997.

(1)	Interested person, as defined in the Investment Company Act, of the Corporation.
(2)	Such Director or officer is a director, trustee or officer of other investment companies for which the Investment Adviser or FAM acts as investment adviser.

         As of April 1, 2000, the officers and Directors of the Corporation as a group (eleven persons) owned an aggregate of less than 1% of the outstanding shares of Common Stock of Merrill Lynch & Co., Inc. and owned an aggregate of less than 1% of the outstanding shares of any of the Funds.

Compensation of Directors/Trustees

         The Trust expects to pay each individual who serves as a Director/Trustee not affiliated with the Investment Adviser (each a “non-affiliated Director/Trustee”) for services to all funds that invest in the Trust and all series of the Trust a fee of $5,000 per year plus $500 per Board meeting attended, together with such individual’s actual out-of-pocket expenses relating to attendance at meetings. The Trust also expects to compensate members of the Audit and Nominating Committee (the “Committee”), which consists of the non-affiliated Director/Trustees of the Funds and the Series, with a fee of $1,000 per year for services to all Funds that invest in the Trust and all Series of the Trust. Through investment in the Trust, each Fund pays its pro rata share of the fees paid by the Trust to non-affiliated Directors/Trustees.

         The following table sets forth the aggregate compensation earned by the Trust paid to the non-affiliated Directors/Trustees for the fiscal year ended December 31, 1999 and the total compensation paid to non-affiliated Directors/Trustees from all registered investment companies advised by the Investment Adviser and its affiliate, MLAM (“FAM/MLAM-Advised Funds”) for the calendar year ended December 31, 1999.

Name of Director/Trustee	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Total Compensation From Trust and FAM/MLAM Advised Funds Paid to Directors/Trustees(1)
Jack B. Sunderland	$4,750	None	$143,975
Stephen B. Swensrud	$4,750	None	$232,250
J. Thomas Touchton	$4,750	None	$142,725

(1)
The Directors/Trustees serve on the boards of FAM/MLAM Advised Funds as follows: Mr. Sunderland (18 registered investment companies consisting of 33 portfolios); Mr. Swensrud (30 registered investment companies consisting of 66 portfolios); Mr. Touchton (18 registered investment companies consisting of 33 portfolios).

Administration Arrangements

         The Corporation has entered into an administration agreement with Merrill Lynch Asset Management, L.P. (previously defined as “MLAM” or the “Administrator”) (the “Administration Agreement”). As discussed in the Prospectus, effective August 2, 1999 the Administrator receives for its services to the Funds monthly compensation at the annual rates of the average daily net assets of each Fund as follows:

Name of Fund	Administration Fee
S&P 500 Index Fund	0.24	5%
Small Cap Index Fund	0.29%
Aggregate Bond Index Fund	0.19%
International Index Fund	0.34%

         The table below sets forth information about the total administrative fees paid by each Fund to the Administrator for the periods indicated.

Period Ending	S&P 500 Index Fund	Small Cap Index Fund	Aggregate Bond Index Fund	International Index Fund
December 31, 1997*
Contractual amount	$ 594,524	$ 77,969	$204,163	$211,373
Amount waived (if applicable)	$ 338,405	$ 77,969	$139,532	$175,510
December 31, 1998
Contractual amount	$1,815,951	$ 99,667	$553,925	$275,261
Amount waived (if applicable)	$ 62,952	$ 99,667	$178,361	$ 57,566
December 31, 1999
Contractual amount	$3,188,914	$140,136	$697,194	$325,775
Amount waived (if applicable)	$ 39,161	$ 47,563	$103,971	$ 43,691

*	Period is from commencement of operations (April 3, 1997 for the S&P 500 Index Fund and the Aggregate Bond Index Fund, and April 9, 1997 for the Small Cap Index Fund and the International Index Fund).

         The Administration Agreement obligates the Administrator to provide certain administrative services to the Corporation and the Funds and to pay all compensation of and furnish office space for officers and employees of the Corporation as well as the fees of all Directors who are affiliated persons of the Administrator or any of their affiliates. Each Fund pays all other expenses incurred in the operation of the Fund, including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports and prospectuses and statements of additional information (except to the extent paid by the Distributor), charges of the Custodian, any Sub-custodian and Transfer Agent, expenses of portfolio transactions, expenses of redemption of shares, Securities and Exchange Commission fees, expenses of registering the shares under Federal, state or foreign laws, fees and actual out-of-pocket expenses of unaffiliated Directors, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Corporation or the Fund. Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor Inc. (the “Distributor”) will pay certain of the expenses of the Funds incurred in connection with the offering of their shares.

         Duration and Termination.     Unless earlier terminated as described below, the Administration Agreement will continue in effect from year to year with respect to each Fund if approved annually (a) by the Board of Directors and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated with respect to a Fund without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

Management and Advisory Arrangements

         Investment Advisory Services.     Each Fund invests all of its assets in shares of the corresponding Series of the Trust. Accordingly, the Funds do not invest directly in portfolio securities and do not require investment advisory services. All portfolio management occurs at the level of the Trust. The Trust has entered into a management agreement with the Investment Adviser (the “Management Agreement”). The Investment Adviser provides the Trust with investment advisory and management services. Subject to the supervision of the Board of Trustees, the Investment Adviser is responsible for the actual management of each Series’ portfolio and constantly reviews the Series’ holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser. The Investment Adviser performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of the Series.

         Securities held by the Series of the Trust may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Investment Adviser or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients of the Investment Adviser or an affiliate when one or more clients of the Investment Adviser or an affiliate are selling the same security. If purchases or sales of securities by the Investment Adviser for the Series or other funds for which it acts as investment adviser or for its advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold there may be an adverse effect on price.

         As discussed in the Prospectus, effective August 2, 1999 the Investment Adviser receives, for its services to the Series, monthly compensation at the annual rates of the average daily net assets of each Series as follows:

Name of Series	Management Fee
Master S&P 500 Index Series	.0005%
Master Small Cap Index Series	0.01%
Master Aggregate Bond Index Series	0.01%
Master International (GDP Weighted) Index Series	0.01%

         Effective August 2, 1999, the Investment Adviser replaced MLAM as the investment adviser of the underlying Series. The Investment Adviser is an affiliate of MLAM which shares substantially the same investment personnel, including the personnel responsible for providing management services to the Series. The table below sets forth information about the total investment advisory fees paid by the Series to FAM and MLAM, and any amount voluntarily waived by FAM or MLAM, for the periods indicated.

Period	Master S&P 500 Index Series	Master Small Cap Index Series	Master Aggregate Bond Index Series	Master International (GDP Weighted) Index Series
From inception to December 31, 1997*
Contractual amount	$148,645	$36,425	$ 88,609	$100,102
Amount waived (if applicable)	$148,645	$36,425	$ 37,562	$ 35,546
For the fiscal year ended December 31, 1998
Contractual amount	$454,138	$61,476	$238,378	$142,489
Amount waived (if applicable)	$ 0	$61,476	$ 2,537	$ 87,182
For the fiscal year ended December 31, 1999
Contractual amount	$479,793	$46,744	$185,365	$106,636
Amount waived (if applicable)	$ 0	$23,839	$ 0	$ 26,206

*
The Master S &P 500 Index Series and the Master Aggregate Bond Index Series commenced operations on April 3, 1997 and the Master Small Cap Index Series and the Master International (GDP Weighted) Index Series commenced operations on April 9, 1997.

         Payment of Series Expenses.     The Management Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Trust connected with investment and economic research, trading and investment management of the Trust, as well as the fees of all Trustees who are affiliated persons of the Investment Adviser or any of their affiliates. The Trust pays, or causes to be paid, all other expenses incurred in the operation of the Trust and the Series (except to the extent paid by the Distributor), including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates (if any), shareholder reports, copies of the Registration Statements, charges of the custodian, any sub-custodian and Transfer Agent, expenses of portfolio transactions, expenses of redemption of shares, Securities and Exchange Commission fees, expenses of registering the shares under federal, state or foreign laws, fees and out-of-pocket expenses of unaffiliated Trustees, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Trust or a Series. The Distributor will pay certain promotional expenses of the Trust incurred in connection with the continuous offering of its shares of beneficial interest of each of the Series. Accounting services are provided to the Trust and the Series by the Investment Adviser, and the Trust reimburses the Investment Adviser for its costs in connection with such services.

         Organization of the Investment Adviser.     The Investment Adviser is a limited partnership, the partners of which are ML & Co., a financial services holding company and the parent of Merrill Lynch, and Princeton Services. ML & Co. and Princeton Services are “controlling persons” of the Investment Adviser as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

         Duration and Termination.     Unless earlier terminated as described below, the Management Agreement will continue in effect from year to year with respect to each Series if approved annually (a) by the Board of Trustees or with respect to any Series by the vote of a majority of the outstanding voting securities of the Series and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Series.

         Transfer Agency Services.     Financial Data Services, Inc. (the “Transfer Agent ”), a subsidiary of ML & Co., acts as the Corporation’s transfer agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the “Transfer Agency Agreement”). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives an annual fee at the annual rate of 0.05% of the average daily value of the net assets of a Fund for its services and is entitled to reimbursement for out-of-pocket expenses incurred by it under the Transfer Agency Agreement. For purposes of the Transfer Agency Agreement, the term “account” includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a record keeping system, provided the record keeping system is maintained by a subsidiary of ML & Co.

         Distribution Expenses.     The Corporation, on behalf of each Fund, has entered into a distribution agreement with the Distributor in connection with the continuous offering of shares of the Funds (the “Distribution Agreement”). The Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of shares of the Funds. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Management Agreement described above.

Code of Ethics

         The Directors, the Trustees, the Investment Adviser and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act (the “Code”). The Code significantly restricts the personal investing activities of all employees of the Corporation, the Trust, the Investment Adviser and the Distributor and, as described below, imposes additional, more onerous, restrictions on fund investment personnel.

         The Code requires, among other things, that all employees of the Corporation, the Trust, the Investment Adviser and the Distributor pre-clear any personal securities investment (with limited exceptions, such as government securities). The pre-clearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Corporation, the Trust, the Investment Adviser and the Distributor include a ban on acquiring any securities in a “hot” initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Investment Adviser or its affiliated advisers. Furthermore, the Code provides for trading “blackout periods” which prohibit trading by investment personnel of the Corporation and the Trust within periods of trading by the Funds and the Series in the same (or equivalent) security (15 or 30 days depending upon the transaction).

PURCHASE OF SHARES

         Reference is made to “How to Buy, Sell, Transfer and Exchange Shares” in the Prospectus for certain information as to the purchase of Fund shares.

         Shares.    Each Fund offers two classes of shares, Class A shares and Class D shares. Class A shares of each Fund are offered at a price equal to the next determined net asset value per share without the imposition of any front-end or deferred sales charge, and are not subject to any ongoing account maintenance or distribution fee. Distribution of Class A shares of each Fund is limited to certain eligible investors. Class D shares of each Fund are offered at a price equal to the next determined net asset value per share without the imposition of any front-end or deferred sales charge and are not subject to any ongoing distribution fee, but are subject to an ongoing account maintenance fee at an annual rate of 0.25% of average daily net assets.

         Class A shares of a Fund are offered to a limited group of investors who participate in certain investment programs which charge a fee for participation, including the Merrill Lynch Mutual Fund Adviser program. In addition, Class A shares are offered to ML & Co. and its subsidiaries and their directors and employees and to members of the Boards of MLAM/FAM-advised investment companies, including the Corporation. Certain employer sponsored retirement or savings plans, including eligible 401(K) plans, may purchase Class A shares of the Funds provided such plans meet the required minimum number of eligible employees or required amount of assets advised by the Investment Adviser or any of its affiliates. In addition, plans maintained by a labor union for the benefit of union members may purchase Class A shares if the plans maintained by such union commit to purchase Class A shares of any Fund having a value of at least $7.5 million at the time of purchase. For more information about these programs, contact the Transfer Agent at 1-800-MER-FUND.

         Each Fund offers its shares at a public offering price equal to the next determined net asset value per share plus any sales charge applicable to the class of shares selected by the investor. The applicable offering price for purchase orders is based upon the net asset value of each Fund next determined after receipt of the purchase order by the Distributor. As to purchase orders received by securities dealers prior to the close of business on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern time) which includes orders received after the determination of net asset value on the previous day, the applicable offering price will be based on the net asset value on the day the order is placed with the Distributor, provided that the orders are received by the Distributor prior to 30 minutes after the close of business on the NYSE on that day. If the purchase orders are not received prior to 30 minutes after the close of business on the NYSE on that day, such orders shall be deemed received on the next business day. Dealers have the responsibility of submitting purchase orders to each Fund not later than 30 minutes after the close of business on the NYSE in order to purchase shares at that day’s offering price.

         Each Fund or the Distributor may suspend the continuous offering of a Fund’s shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by a Fund or the Distributor. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a sale of shares to such customers. Purchases made directly through the Transfer Agent are not subject to the processing fee.

Account Maintenance Plan

         Reference is made to “Fees and Expenses ” in the Prospectus for certain information with respect to the account maintenance plan for Class D shares pursuant to Rule 12b-1 under the Investment Company Act (the “Account Maintenance Plan”) with respect to the account maintenance fees paid by each Fund to the Distributor with respect to Class D shares of each Fund.

         Pursuant to the Account Maintenance Plan, the Class D shares of each Fund pay the Distributor an ongoing account maintenance fee, accrued daily and paid monthly, at the annual rate of 0.25% on the average daily net assets attributable to such shares. Pursuant to a sub-agreement with the Distributor, Merrill Lynch also provides account maintenance services in respect of the Class D shares of each Fund. The ongoing account maintenance fee compensates the Distributor and Merrill Lynch for providing account maintenance services to Class D shareholders. Class D shares of each Fund have exclusive voting rights with respect to the Account Maintenance Plan pursuant to which account maintenance fees are paid.

         The Funds’ Account Maintenance Plan is subject to the provisions of Rule 12b-1 under the Investment Company Act. In their consideration of the Account Maintenance Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Account Maintenance Plan to the Funds and their Class D shareholders. The Account Maintenance Plan further provides that, so long as the Account Maintenance Plan remains in effect, the selection and nomination of non-interested Directors shall be committed to the discretion of the non-interested Directors then in office. In approving the Account Maintenance Plan in accordance with Rule 12b-1, the non-interested Directors concluded that there is reasonable likelihood that the Account Maintenance Plan will benefit each Fund, and its Class D shareholders. The Account Maintenance Plan can be terminated at any time, without penalty, by the vote of a majority of the non-interested Directors, or with respect to any Fund, by the vote of the holders of a majority of the outstanding Class D shares of the Fund. The Account Maintenance Plan cannot be amended to increase materially the amount to be spent by the Class D shares of a Fund without shareholder approval, and all material amendments are required to be approved by the vote of Directors, including a majority of the non-interested Directors who have no direct or indirect financial interest in the Account Maintenance Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of the Account Maintenance Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Account Maintenance Plan or such report, the first two years in an easily accessible place.

         Among other things, the Account Maintenance Plan provides that the Distributor shall provide and the Directors shall review quarterly reports of the disbursement of the account maintenance fees paid to the Distributor. For the fiscal year ended December 31, 1999, the S&P 500 Index Fund, Small Cap Index Fund, Aggregate Bond Index Fund and the International Index Fund paid the Distributor $1,698,660, $80,118, $207,292 and $43,825, respectively, pursuant to the Account Maintenance Plan (based on average daily net assets subject to such Class D Account Maintenance Plan of approximately $679.5 million, $32.0 million, $83.1 million and $17.5 million, respectively), all of which was paid to Merrill Lynch for providing account maintenance activities in connection with Class D shares.

REDEMPTION OF SHARES

         Reference is made to “How to Buy, Sell, Transfer and Exchange Shares” in the Prospectus for certain information as to the redemption and repurchase of Fund shares.

         Each Fund is required to redeem all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. There will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. The Corporation will generally pay redemptions in cash; however, if requested by a shareholder, at the discretion of the Investment Adviser, the Corporation may pay a redemption or repurchase of shares in an amount of $10,000,000 or more (which amount may be decreased or increased by the Investment Adviser from time to time) with portfolio securities.

         The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for periods during which trading on the NYSE is restricted as determined by the Commission or during which the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the Commission as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

         The value of shares at the time of redemption may be more or less than the shareholder’s cost, depending on the market value of the securities held by the Fund at such time.

         Shares are redeemable at the option of the Corporation, if in the opinion of the Corporation, ownership of the shares has or may become concentrated to the extent that would cause the Corporation or a Fund to be deemed a personal holding company within the meaning of the Code. Merrill Lynch reserves the right to terminate any account engaging in market-timing mutual funds. For the purposes of this policy, “market-timing” involves the purchase and sale of shares of mutual funds within short periods of time with the intention of capturing short-term profits resulting from market volatility.

         Because of the high cost of maintaining smaller shareholder accounts, the Funds may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Funds make an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Funds take any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts (“UGMA/UTMA accounts ”).

Redemption

         A shareholder wishing to redeem shares held with the Transfer Agent may do so without charge by tendering the shares directly to the Transfer Agent at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Financial Data Services, Inc. 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. Redemption requests should not be sent to the Corporation. The redemption request in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent ’s register. The signature(s) on the redemption requests must be guaranteed by an “eligible guarantor institution” as such is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. In the event a signature guarantee is required, notarized signatures are not sufficient. In general, signature guarantees are waived on redemptions of less than $50,000 as long as the following requirements are met: (i) all requests require the signature(s) of all persons in whose name(s) shares are recorded on the Transfer Agent’s register, (ii) all checks must be mailed to the stencil address of record on the Transfer Agent’s register and (iii) the stencil address must not have changed within 30 days. Certain rules may apply regarding certain account types such as, but not limited to, UGMA/UTMA accounts, Joint Tenancies with Rights of Survivorship, contra broker transactions, and institutional accounts. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption.

         At various times a Fund may be requested to redeem shares for which it has not yet received good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank). The Fund may delay or cause to be delayed the mailing of a redemption check until such time as it has assured itself that good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank) has been collected for the purchase of such Fund shares, which will usually not exceed 10 days.

Repurchase

         Each Fund also will repurchase shares through a shareholder’s listed securities dealer. The Funds normally will accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after the order is placed. Shares will be priced at the net asset value calculated on the day the request is received, provided that the request for repurchase is submitted to the dealer prior to fifteen minutes after the regular close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) on the day received, and such request is received by the Fund from such dealer not later than 30 minutes after the close of business on the NYSE on the same day. Dealers have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of business on the NYSE, in order to obtain that day’s closing price.

         These repurchase arrangements are for the convenience of shareholders and do not involve a charge by a Fund. Securities firms that do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a repurchase of shares to such customers. Repurchases made directly through the Transfer Agent on accounts held at the Transfer Agent are not subject to the processing fee. The Corporation reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. However, a shareholder whose order for repurchase is rejected by a Fund may redeem shares as set forth above.

PRICING OF SHARES

Determination of Net Asset Value

         Reference is made to “How Shares are Priced” in the Prospectus.

         The net asset value of the shares of the Funds is determined once daily Monday through Friday after the close of business on the NYSE on each day the NYSE is open for trading, based on prices at the time of closing. The NYSE generally closes at 4:00 p.m., Eastern time. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The NYSE is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

         Net asset value per share is computed by dividing the market value of the securities held by a Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Administrator and Distributor and the fees payable indirectly by the Series of the Trust to the Investment Adviser, are accrued daily.

         The principal assets of each Fund will normally be its interest of the underlying Series, which will be valued at its net asset value. Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Trustees as the primary market. Long positions in securities traded in the OTC market are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. Short positions in securities traded in the OTC market are valued at the last available ask price. When the Series writes an option, the amount of the premium received is recorded on the books of the Series as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Series are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. The value of swaps, including interest rate swaps, caps and floors, will be determined by obtaining dealer quotations. Other investments, including financial futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust. Such valuations and procedures will be reviewed periodically by the Trustees.

         Generally, trading in non-U.S. securities, as well as U.S. Government Securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of a Fund ’s shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that will not be reflected in the computation of a Fund’s net asset value.

         Each investor in the Trust may add to or reduce its investment in any Series on each day the NYSE is open for trading. The value of each investor’s (including the respective Funds ’) interest in a Series will be determined after the close of business on the NYSE by multiplying the net asset value of the Series by the percentage, effective for that day, that represents that investor ’s share of the aggregate interests in such Series. The close of business on the NYSE is generally 4:00 p.m., Eastern time. Any additions or withdrawals, which are to be effected on that day, will then be effected. The investor’s percentage of the aggregate beneficial interests in a Series will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor ’s investment in the Series as of the time or determination on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor’s investment in the Series effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Series as of such time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Series by all investors in the Series. The percentage so determined will then be applied to determine the value of the investor’s interest in such Series after the close of business of the NYSE on the next determination of net asset value of the Series.

Computation of Offering Price Per Share

         The offering price for Class A and Class D shares of each Fund based on the value of each Fund’s net assets as of December 31, 1999, is calculated as follows:

S&P 500 Index Fund

	Class A	Class D
Net Assets	$848,590,567	$840,918,199

Number of Shares Outstanding	47,080,489	46,729,895

Net Asset Value Per Share (net assets divided by number of shares outstanding) and Offering Price	$ 18.02	$ 18.00

Small Cap Index Fund
	Class A	Class D
Net Assets	$ 30,911,266	$ 45,639,448

Number of Shares Outstanding	2,625,086	3,878,918

Net Asset Value Per Share (net assets divided by number of shares outstanding) and Offering Price	$ 11.78	$ 11.77

Aggregate Bond Index Fund

	Class A	Class D
Net Assets	$324,254,277	$ 79,742,747

Number of Shares Outstanding	32,913,257	8,091,090

Net Asset Value Per Share (net assets divided by number of shares outstanding) and Offering Price	$ 9.85	$ 9.86

International Index Fund
	Class A	Class D
Net Assets	$104,426,822	$ 30,480,637

Number of Shares Outstanding	6,903,391	2,015,131

Net Asset Value Per Share (net assets divided by number of shares outstanding) and Offering Price	$ 15.13	$ 15.13

PORTFOLIO TRANSACTIONS AND BROKERAGE

Transactions in Portfolio Securities

         Because the Funds will invest exclusively in shares of their corresponding Series, it is expected that all transactions in portfolio securities will be entered into by the Series. Subject to policies established by the Board of Trustees, the Investment Adviser is primarily responsible for the execution of the Series’ portfolio transactions and the allocation of brokerage. The Trust has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities of the Series and does not use any particular broker or dealer. In executing transactions with brokers and dealers, the Investment Adviser seeks to obtain the best net results for the Series, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm ’s risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Series do not necessarily pay the lowest spread or commission available. In addition, consistent with the Conduct Rules of the NASD and policies established by the Trustees, the Investment Adviser may consider sales of shares of the Series as a factor in the selection of brokers or dealers to execute portfolio transactions for the Trust; however, whether or not a particular broker or dealer sells shares of a Series neither qualifies nor disqualifies such broker or dealer to execute transactions for the Trust.

         Subject to obtaining the best net results, brokers who provide supplemental investment research services to the Investment Adviser may receive orders for transactions by the Trust. Such supplemental research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry or economic sector. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under its Management Agreement and the expense of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. If in the judgment of the Investment Adviser the Trust will benefit from supplemental research services, the Investment Adviser is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. Certain supplemental research services may primarily benefit one or more other investment companies or other accounts for which the Investment Adviser exercises investment discretion. Conversely, the Trust may be the primary beneficiary of the supplemental research services received as a result of portfolio transactions effected for such other accounts or investment companies.

         The Trust anticipates that their brokerage transactions involving securities of issuers domiciled in countries other than the United States generally will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign stock exchange transactions generally are higher than in the United States, although the Trust will endeavor to achieve the best net results in effecting their portfolio transactions. There generally is less government supervision and regulation of foreign stock exchanges and brokers than in the United States.

         Information about the brokerage commissions paid by the Trust, including commissions paid to Merrill Lynch, is set forth in the following table:

	Brokerage Commissions Paid
Period	Master S&P 500 Index Series	Master Small Cap Index Series	Master Aggregate Bond Index Series	Master International (GDP Weighted) Index Series
From inception to December 31, 1997*	$118,903	$60,361	$0	$146,336
For the fiscal year ended December 31, 1998**	$105,046	$50,264	$0	$ 74,373
For the fiscal year ended December 31, 1999	$145,795	$20,124	$0	$ 26,554

 *   The Master S&P 500 Index Series and the Master Aggregate Bond Index Series commenced operations on April 3, 1997, and the Master Small Cap Index Series and the Master International (GDP Weighted) Index Series commenced operations on April 9, 1997. The Series paid no commissions to Merrill Lynch.
**  The Master International (GDP Weighted) Index Series paid $1,299 in brokerage commissions to Merrill Lynch and each of Master S&P 500 Index Series, Master Small Cap Index Series and Master Aggregate Bond Index Series paid no commissions to Merrill Lynch.

         For the fiscal year ended December 31, 1999, the Series paid no brokerage commissions to Merrill Lynch.

         The Trust may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in securities involved, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Trust and persons who are affiliated with such persons are prohibited from dealing with the Trust as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with dealers acting as principal for their own accounts, affiliated persons of the Trust, including Merrill Lynch and any of its affiliates, will not serve as the Trust’s dealer in such transactions. However, affiliated persons of the Trust may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Trust may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures adopted by the Trustees that either comply with rules adopted by the Commission or with interpretations of the Commission staff. See “Investment Objectives and Policies —Investment Restrictions.”

         Section 11(a) of the Exchange Act generally prohibits members of the United States national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Trust in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Trust and annual statements as to aggregate compensation will be provided to the Trust.

         The Trustees have considered the possibility of seeking to recapture for the benefit of the Series brokerage commissions and other expenses of possible portfolio transactions by conducting portfolio transactions through affiliated entities. For example, brokerage commissions received by affiliated brokers could be offset against the advisory fees paid by the Series to the Investment Adviser. After considering all factors deemed relevant, the Trustees made a determination not to seek such recapture. The Trustees will reconsider this matter from time to time.

         Because of different objectives or other factors, a particular security may be bought for one or more clients of the Investment Adviser or an affiliate when one or more clients of the Investment Adviser or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Trust or other clients or funds for which the Investment Adviser or an affiliate acts as manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

SHAREHOLDER SERVICES

         The Funds offer a number of shareholder services and investment plans described below that are designed to facilitate investment in their shares. Full details as to each of such services and copies of the various plans and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from the Funds, by calling the telephone number on the cover page hereof, or from the Distributor or Merrill Lynch. Certain of these services are available only to U.S. investors.

Investment Account

         Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of dividends. The statements will also show any other activity in the account since the preceding statement. Shareholders will receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of dividends. A shareholder with an account held at the Transfer Agent may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent. A shareholder may also maintain an account through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder ’s name may be opened automatically at the Transfer Agent.

         Share certificates are issued only for full shares and only upon the specific request of a shareholder who has an Investment Account. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent.

         Shareholders may transfer their Fund shares from Merrill Lynch to another securities dealer that has entered into a selected dealer agreement with Merrill Lynch. Certain shareholder services may not be available for the transferred shares. After the transfer, the shareholder may purchase additional shares of funds owned before the transfer and all future trading of these assets must be coordinated by the new firm. If a shareholder wishes to transfer his or her shares to a securities dealer that has not entered into a selected dealer agreement with Merrill Lynch, the shareholder must either (i) redeem his or her shares, paying any applicable CDSC or (ii) continue to maintain an Investment Account at the Transfer Agent for those shares. The shareholder may also request the new securities dealer to maintain the shares in an account at the Transfer Agent registered in the name of the securities dealer for the benefit of the shareholder whether the securities dealer has entered into a selected dealer agreement or not.

         Shareholders considering transferring a tax-deferred retirement account, such as an individual retirement account, from Merrill Lynch to another securities dealer would be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares, paying any applicable CDSC, so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

Exchange Privilege

         Shareholders of certain fee-based programs and/or employer-sponsored retirement plans are allowed to exchange the various share classes for other classes of a second MLAM/FAM-advised mutual fund.

Retirement and Education Savings Plans

         Individual retirement accounts and other retirement and education savings plans are available from Merrill Lynch. Under these plans, investments may be made in a Fund and certain of the other mutual funds sponsored by Merrill Lynch as well as in other securities. Merrill Lynch may charge an initial establishment fee and an annual custodial fee for each account. Information with respect to these plans is available on request from Merrill Lynch.

         Dividends received in each of the plans referred to above are exempt from Federal taxation until distributed from the plans. Different tax rules apply to ROTH IRA plans and education savings plans. Investors considering participation in any retirement or education savings plan should review specific tax laws relating thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

Automatic Investment Plans

         A shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if he or she is an eligible Class A investor) or Class D shares at the applicable public offering price. These purchases may be made either through the shareholder’s securities dealer, or by mail directly to the Transfer Agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Fund’s Automatic Investment Plan. Each Fund would be authorized, on a regular basis, to provide systematic additions to the Investment Account of such shareholder through charges of $50 or more to the regular bank account of the shareholder by either pre-authorized checks or automated clearing house debits. An investor that maintains a CMA® or CBA® account may arrange to have periodic investments of amounts of $100 or more ($1 or more for retirement accounts), made in a Fund through the CMA® or CBA ® Automatic Investment Program.

Automatic Dividend Reinvestment Plan

         Unless specific instructions are given as to the method of payment, dividends will be automatically reinvested in additional full and fractional shares of the Funds. Such reinvestment will be at the net asset value of shares of a Fund as determined after the close of business on the NYSE on the monthly payment date for such dividends.

         Shareholders may, at any time, by written notification to Merrill Lynch if the shareholder’s account is maintained with Merrill Lynch, or by written notification or by telephone (1-800-MER-FUND) to the Transfer Agent, if the shareholder’s account is maintained with the Transfer Agent, elect to have subsequent dividends paid in cash, rather than reinvested, in which event payment will be mailed on or about the payment date (provided that, in the event that a payment on an account maintained at the Transfer Agent would amount to $10.00 or less, a shareholder will not receive such payment in cash and such payment will be automatically reinvested in additional shares). Cash payments can also be directly deposited to the shareholder’s bank account. Commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected. A Fund is not responsible for any failure of delivery to the shareholder’s address of record and no interest will accrue on amounts represented by uncashed dividend or redemption checks.

Systematic Withdrawal Plan

         A shareholder may elect to receive systematic withdrawals from his or her Investment Account of Class A or Class D shares by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders that have acquired shares of a Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.

         At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the shareholder ’s account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount and the class of shares to be redeemed. With respect to shareholders who hold accounts directly at the Transfer Agent, redemptions will be made at net asset value as determined 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., Eastern time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the net asset value determined after the close of business on the following business day. The check for withdrawal payment will be mailed, or the direct deposit for withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends on all shares in the Investment Account are reinvested automatically in shares of the Funds. A shareholder ’s Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by the shareholder, a Fund, the Transfer Agent or the Distributor.

         Withdrawal payments should not be considered as dividends. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder’s original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. A Fund will not knowingly accept purchase orders for shares of the Fund from investors that maintain a Systematic Withdrawal Plan unless such purchase is equal to at least one year’s scheduled withdrawals or $1,200, whichever is greater. Automatic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

         Alternatively, a shareholder whose shares are held within a CMA® or CBA® Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA® or CBA® Systematic Redemption Program. The minimum fixed dollar amount redeemable is $50. The proceeds of systematic redemptions will be posted to the shareholder’s account three business days after the date the shares are redeemed. All redemptions are made at net asset value. A shareholder may elect to have his or her shares redeemed on the first, second, third or fourth Monday of each month, in the case of monthly redemptions, or of every other month, in the case of bimonthly redemptions. For quarterly, semiannual or annual redemptions, the shareholder may select the month in which the shares are to be redeemed and may designate whether the redemption is to be made on the first, second, third, or fourth Monday of the month. If the Monday selected is not a business day, the redemption will be processed at net asset value on the next business day. The CMA® or CBA® Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automated Investment Program. For more information on the CMA(R) or CBA(R) Systematic Redemption Program, eligible shareholders should contact their Merill Lynch Financial Consultant.

         Capital gains and ordinary income received in each of the retirement plans referred to above are exempt from Federal taxation until distributed from the plans. Investors considering participation in any such plan should review specific tax laws relating thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

DIVIDENDS AND TAXES

Dividends

         The Corporation intends to distribute substantially all of its net investment income, if any. Dividends from such net investment income are paid at least annually with respect to each of the S&P 500 Index Fund, Small Cap Index Fund and International Index Fund. Dividends with respect to the Aggregate Bond Index Fund are declared daily and paid monthly. All net realized capital gains, if any, are distributed to Fund shareholders at least annually. From time to time, a Fund may declare a special distribution at or about the end of the calendar year in order to comply with Federal tax requirements that certain percentages or its ordinary income and capital gains be distributed during the calendar year. See “Shareholder Services —Automatic Dividend Reinvestment Plan” for information concerning the manner in which dividends and distributions may be reinvested automatically in shares of the Funds. If in any fiscal year, a Fund has net income from certain foreign currency transactions, such income will be distributed at least annually. Shareholders may elect in writing to receive any such dividends in cash.

Taxes

         The Funds intend to continue to qualify for the special tax treatment afforded regulated investment companies ( “RICs”) under the Internal Revenue Code of 1986, as amended (the “Code”). As long as a Fund so qualifies, a Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to shareholders. The Funds intend to distribute substantially all of such income.

         In order to qualify, the Fund generally must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities, or other income (including but not limited to gains from options or futures) derived with respect to its business of investing in such stock or securities; (ii) distribute at least 90% of its dividend, interest and certain other taxable income each year; (iii) at the end of each fiscal quarter maintain at least 50% of the value of its total assets in cash, government securities, securities of other RICs, and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer; and (iv) at the end of each fiscal quarter have no more than 25% of its assets invested in the securities (other than those of the government or other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses.

         Dividends paid by a Fund from its ordinary income or from an excess of net realized short-term capital gains over net long-term capital losses (together referred to hereafter as “ordinary income dividends”) are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term gains over short-term capital losses (including gains or losses from certain transactions in options (“capital gain dividends”) are taxable to shareholders as capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of a Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Certain categories of capital gains are taxable at different rates. Generally not later than 60 days after the close of its taxable year, the Funds will provide shareholders with a written notice designating the amounts of any ordinary income dividends or capital gains dividends.

         Dividends are taxable to shareholders even though they are reinvested in additional shares of a Fund. A portion of the ordinary income dividends paid by the S&P 500 Index Fund and Small Cap Index Fund may be eligible for the 70% dividends received deduction allowed to corporations under the Code, if certain requirements are met. For this purpose, the Funds will allocate dividends eligible for the dividends received deduction between the Class A and Class D shareholders according to a method (which it believes is consistent with the Commission rule permitting the issuance and sale of multiple classes of stock) that is based upon the gross income that is allocable to the Class A and Class D shareholders during the taxable year, or such other method as the Internal Revenue Service may prescribe. Dividends paid by the Aggregate Bond Index Fund and the International Index Fund will not be eligible for the dividends received deduction. If a Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

         A loss realized on a sale or exchange of shares of a Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

         Dividends and interest received by the International Index Fund and the Aggregate Bond Index Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the International Index Fund may be able to claim U.S. foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held by the Fund. The International Index Fund expects to be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate share of such withholding taxes in their U.S. income tax returns as gross income, treat such proportionate share as taxes paid by them, and deduct such proportionate share in computing their taxable incomes or, alternatively, subject to certain limitations, restrictions, and holding period requirements use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by noncorporation shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Fund ’s election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. The International Index Fund will report annually to its shareholders the amount per share of such withholding taxes. For this purpose, the Fund will allocate foreign taxes and foreign source income among the Class A and Class D shareholders according to a method similar to that described above for the allocation of dividends eligible for the dividends received deduction.

         The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar basis, and 98% of its capital gains, determined in general, on an October 31 year end, plus certain undistributed amounts from previous years. For purposes of determining its distribution requirements, each Fund will account for its share of items of income, gain, loss and deductions of the Series as they are taken into account by the Series. While each Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

         Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on reportable dividends, capital gains dividends and redemption payments (“backup withholding”). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the Corporation or who, to the Corporation’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

Tax Treatment of Options and Futures Transactions

         Each Fund may purchase or sell options and futures. Options and futures contracts that are “Section 1256 contracts” will be “marked to market” for Federal income tax purposes at the end of each taxable year, i.e., each such option or futures contract will be treated as sold for its fair market value on the last day of the taxable year. In general, unless such contract is a forward foreign exchange contract, or is a non-equity or a regulated futures contract for a non-U.S. currency for which the Fund elects to have gain or loss treated as ordinary gain or loss under Code Section 988 (as described below), gain or loss from Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss.

         Code Section 1259 will require the recognition of gain (but not loss) if a Fund makes a “constructive sale” of an appreciated financial position (e.g., debt instruments and stocks). A Fund generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or substantially identical property, or enters into certain other similar transactions.

         Code Section 1092, which applies to certain “straddles,” may affect the taxation of each Fund’s transactions in options and futures contracts. Under Section 1092, a Fund may be required to postpone recognition for tax purposes of losses incurred in certain closing transactions in options and futures. Similarly, Code Section 1091, which deals with “wash sales,” may cause a Fund to postpone recognition of certain losses for tax purposes; and Code Section 1258, which deals with “conversion transactions, ” may apply to recharacterize certain capital gains as ordinary income for tax purposes.

Special Rules for Certain Foreign Currency Transactions

         In general, gains from “foreign currencies” and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stocks, securities or foreign currencies will be qualifying income for purposes of determining whether a Series qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, foreign currency futures and forward foreign exchange contracts will be valued for purposes of the RIC diversification requirements applicable to a Series.

         Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not “regulated futures contracts” and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, a Series may elect capital gain or loss treatment for such transactions. In general, however, Code Section 988 gains or losses will increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be treated as a return of capital to shareholders, thereby reducing the basis of each shareholder’s Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than such shareholder ’s basis in Fund shares (assuming the shares were held as a capital asset).

The Series

         The Trust and each Fund have received a private letter ruling from the Internal Revenue Service (“IRS”), in which the IRS ruled that each Series is classified as a partnership for tax purposes and, based upon that ruling, that each Fund will be entitled to look to the underlying assets of the Series in which it has invested for purposes of satisfying the diversification requirements and other requirements of the Code applicable to RICs. If any of the facts upon which such ruling is premised change in any material respect (e.g., if the Trust were required to register its interests under the Securities Act) and the Trust is unable to obtain a revised private letter ruling from the IRS indicating that each Series will continue to be classified as a partnership, then the Board of Directors of the Corporation will determine, in its discretion, the appropriate course of action for the Funds. One possible course of action would be to withdraw the Funds’ investments from the Series and to retain an investment adviser to manage the Funds’ assets in accordance with the investment policies applicable to the respective Fund. See “Investment Objectives and Policies.”

         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative or administrative action either prospectively or retroactively.

         Ordinary income and capital gain dividends and gains on the sale or exchange of shares in a Fund may also be subject to state and local taxes.

         Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, state, local or foreign taxes or estate or inheritance tax. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in a Fund.

PERFORMANCE DATA

         From time to time a Fund may include its average annual total return and other total return data, as well as yield, in advertisements or information furnished to present or prospective shareholders. Total return and yield figures are based on a Fund’s historical performance and are not intended to indicate future performance. Average annual total return and yield are determined separately for Class A and Class D shares of each Fund in accordance with a formula specified by the Commission.

         Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses. Dividends paid by a Fund with respect to all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance and distribution charges and any incremental transfer agency costs relating to each class of shares will be borne exclusively by the class. A Fund will include performance data for both classes of shares of a Fund in any advertisement or information including performance data of the Fund.

         Each Fund also may quote annual, average annual and annualized total return and aggregate total return performance data both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted.

         Actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time. A Fund’s total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical $1,000 investment in the Fund at the beginning of each specified period.

         Yield quotations will be computed based on a 30-day period by dividing (a) the net income based on the yield of each security earned during the period by (b) the average number of shares outstanding during the period that were entitled to receive dividends multiplied by the maximum offering price per share on the last day of the period.

         A Fund’s total return and yield will vary depending on market conditions, the securities comprising the Fund ’s portfolio, the Fund’s operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and investor’s shares, when redeemed, may be worth more or less than their original cost.

         Each Fund will generally compare its performance to the index it attempts to replicate. A Fund may also compare its performance to data contained in publications such as Lipper Analytical Services, Inc., or performance data published by Morningstar Publications, Inc., “Morningstar”, CDA Investment Technology, Inc., Money Magazine, U.S. News and World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine, Fortune Magazine or other industry publications. When comparing its performance to a market index, a Fund may refer to various statistical measures derived from the historic performances of the Fund and the index, such as standard deviation and beta. From time to time, a Fund may include the Fund’s Morningstar risk-adjusted performance ratings in advertisements or supplemental sales literature. As with other performance data, performance comparisons should not be considered indicative of a Fund’s relative performance for any future period.

         Each Fund may provide information designed to help investors understand how the Fund is seeking to achieve its investment objectives. This may include information about past, current or possible economic, market, political, or other conditions, descriptive information on general principles of investing such as asset allocation, diversification and risk tolerance, discussion of the Fund’s portfolio composition, investment philosophy, strategy or investment techniques, comparisons of the Fund’s performance or portfolio composition to that of other funds or types of investments, indices relevant to the comparison being made, or to a hypothetical or model portfolio. Each Fund may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments.

         Set forth below is total return and yield information for Class A and Class D shares of the Funds for the periods indicated.

	S&P 500 Index Fund

	Class A Shares		Class D Shares
Period	Expressed as a percentage based on a hypothetical $1,000 investment	Redeemable Value of a hypothetical $1,000 investment at the end of the period	Expressed as a percentage based on a hypothetical $1,000 investment	Redeemable Value of a hypothetical $1,000 investment at the end of the period

	Average Annual Total Return
One Year Ended December 31, 1999	20.45%	$1,204.50	20.16%	$1,201.60
Inception (April 3, 1997) to December 31, 1999	29.20%	$2,020.40	28.88%	$2,006.90

	Annual Total Return
Year Ended December 31,
1999	20.45%	$1,204.50	20.16%	$1,201.60
1998	28.24%	$1,282.40	27.95%	$1,279.50

Inception (April 3, 1997) to December 31, 1997	30.80%	$1,308.00	30.53%	$1,305.30

	Aggregate Total Return
Inception (April 3, 1997) to December 31, 1999	102.04%	$2,020.40	100.69%	$2,006.90

	Small Cap Index Fund

	Class A Shares		Class D Shares
Period	Expressed as a percentage based on a hypothetical $1,000 investment	Redeemable Value of a hypothetical $1,000 investment at the end of the period	Expressed as a percentage based on a hypothetical $1,000 investment	Redeemable Value of a hypothetical $1,000 investment at the end of the period

	Average Annual Total Return
One Year Ended December 31, 1999	20.79%	$1,207.90	20.45%	$1,204.50
Inception (April 9, 1997) to December 31, 1999	15.63%	$1,486.20	15.33%	$1,475.90

	Annual Total Return
Year Ended December 31,
1999	20.79%	$1,207.90	20.45%	$1,204.50
1998	(3.14)%	$ 968.60	(3.41)%	$ 965.90

Inception (April 9, 1997) to December 31, 1997	27.04%	$1,270.40	26.87%	$1,268.70

	Aggregate Total Return
Inception (April 9, 1997) to December 31, 1999	48.62%	$1,486.20	47.59%	$1,475.90

	Aggregate Bond Index Fund

	Class A Shares			Class D Shares
Period	Expressed as a percentage based on a hypothetical $1,000 investment		Redeemable Value of a hypothetical $1,000 investment at the end of the period	Expressed as a percentage based on a hypothetical $1,000 investment		Redeemable Value of a hypothetical $1,000 investment at the end of the period

	Average Annual Total Return

One Year Ended December 31, 1999	(1.36%	)	$ 986.40	(1.50%	)	$ 985.00
Inception (April 3, 1997) to December 31, 1999	5.97%		$1,172.50	5.75%		$1,165.70

	Annual Total Return
Year Ended December 31,
1999	(1.36%	)	$ 986.40	(1.50%	)	$ 985.00
1998	8.56%		$1,085.60	8.29%		$1,082.90
Inception (April 3, 1997) to December 31, 1997	9.49%		$1,094.90	9.29%		$1,092.90

	Aggregate Total Return
Inception (April 3, 1997) to December 31, 1999	17.25%		$1,172.50	16.57%		$1,165.70

	Yield
30 Days Ended December 31, 1999	6.58%		—	6.32%		—

	International Index Fund

	Class A Shares			Class D Shares
Period	Expressed as a percentage based on a hypothetical $1,000 investment		Redeemable Value of a hypothetical $1,000 investment at the end of the period	Expressed as a percentage based on a hypothetical $1,000 investment		Redeemable Value of a hypothetical $1,000 investment at the end of the period

	Average Annual Total Return

One Year Ended December 31, 1999	31.29%		$1,312.90	30.95%		$1,309.50
Inception (April 9, 1997) to December 31, 1999	23.76%		$1,789.10	23.46%		$1,777.10

	Annual Total Return

Year Ended December 31,
1999	31.29%		$1,312.90	30.95%		$1,309.50
1998	25.65%		$1,256.50	25.40%		$1,254.00
Inception (April 9, 1997) to December 31, 1997	8.45%		$1,084.50	8.22%		$1,082.20

	Aggregate Total Return
Inception (April 9, 1997) to December 31, 1999	78.91%		$1,789.10	77.71%		$1,777.10

GENERAL INFORMATION

Description of Shares

         The Corporation is a Maryland corporation incorporated on October 25, 1996. It has an authorized capital of 1,000,000,000 shares of Common Stock, par value $0.0001 per share, of which the Corporation is authorized to issue 125,000,000 shares each of Class A and Class D shares for each of the four Funds: S&P 500 Index Fund, Small Cap Index Fund, Aggregate Bond Index Fund and International Index Fund. Class A and Class D shares of a Fund represent interests in the same assets of the Series and are identical in all respects except that the Class D shares bear certain expenses related to the account maintenance associated with such shares. Class D shares have exclusive voting rights with respect to matters relating to the class’ account maintenance expenditures.

         Shareholders are entitled to one vote for each full share held and to fractional votes for fractional shares held in the election of Directors (to the extent hereafter provided) and on other matters submitted to the vote of shareholders. All shares of each Fund have equal voting rights, except that each Fund has exclusive voting rights to matters affecting only such Fund, and except that as noted above, Class D shares have exclusive voting rights with respect to matters relating to the class’ account maintenance expenditures. There normally will be no meeting of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by the shareholders, at which time the Directors then in office will call a shareholders’ meeting for the election of Directors. Shareholders may, in accordance with the terms of the Articles of Incorporation, cause a meeting of shareholders to be held for the purpose of voting on the removal of Directors. Also, the Corporation will be required to call a special meeting of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements, of a material increase in account maintenance fees or of a change in fundamental policies, objectives or restrictions. Except as set forth above, the Directors shall continue to hold office and appoint successor Directors. Each issued and outstanding share of Class A and Class D Common Stock is entitled to participate equally in dividends and distributions declared and in net assets upon liquidation or dissolution remaining after satisfaction of outstanding liabilities, except that, as noted above, Class D shares bear certain additional expenses. Shares issued are fully-paid and non-assessable by the Fund. Voting rights for Directors are not cumulative.

         Stock certificates are issued by the Transfer Agent only on specific request. Certificates for fractional shares are not issued in any case.

         The Trust consists of fourteen Series (six of which are not currently proposed to be activated) and is organized as a Delaware business trust. Whenever a Fund is requested to vote on a fundamental policy of a Series, the Corporation will hold a meeting of the investing Fund’s shareholders and will cast its vote as instructed by such Fund’s shareholders.

Independent Auditors

         Deloitte & Touche LLP, Princeton Forrestal Village, 116-300 Village Boulevard, Princeton, New Jersey 08540 has been selected as the independent auditors of the Corporation and the Trust. The independent auditors are responsible for auditing the annual financial statements of the Funds.

Custodian

         Merrill Lynch Trust Company, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, acts as custodian of the assets of S&P 500 Index Series, Small Cap Index Series and Aggregate Bond Index Series. State Street Bank and Trust Company (“State Street ”), One Heritage Drive P2N, North Quincy, Massachusetts 02171, acts as the custodian of the assets of International Index Series. Under its contract with the Trust, State Street is authorized, among other things, to establish separate accounts in foreign currencies and to cause foreign securities owned by the International (GDP Weighted) Index Series to be held in its offices outside the United States and with certain foreign banks and securities depositories. Each custodian is responsible for safeguarding and controlling cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on investments.

Transfer Agent

         Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Transfer Agent of the Corporation. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See “How to Buy, Sell, Transfer and Exchange Shares” in the Prospectus.

Legal Counsel

         Swidler Berlin Shereff Friedman, LLP, The Chrysler Building, 405 Lexington Avenue, New York, New York 10174, is counsel for the Corporation and the Trust.

Reports to Shareholders

         The fiscal year of the Funds ends on December 31 of each year. The Corporation sends to its shareholders at least quarterly reports showing the Funds’ portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

Shareholder Inquiries

         Shareholder inquiries may be addressed to the Funds at the address or telephone number set forth on the cover page of this Statement of Additional Information.

Additional Information

         The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Corporation has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act and the Investment Company Act of 1940, to which reference is hereby made.

         Under a separate agreement, ML&Co. has granted the Corporation, on its own behalf and on behalf of the Funds, the right to use the “Merrill Lynch” name and has reserved the right to withdraw its consent to the use of such name by the Corporation and the Funds at any time or to grant the use of such name to any other company, and the Corporation, on its own behalf and on behalf of the Funds, has granted ML&Co. under certain conditions, the use of any other name it might assume in the future, with respect to any corporation organized by ML &Co.

         To the knowledge of the Corporation, the following persons or entities owned beneficially 5% or more of any class of a Fund’s shares as of April 1, 2000:

Fund	Name/Address
S&P 500 Index Fund 61.5% of Class A 9.3% of Class D	Merrill Lynch Trust Co. P.O. Box 30532 New Brunswick, NJ 08989

Small Cap Index Fund 45.2% of Class A	Merrill Lynch Trust Co. P.O. Box 30532 New Brunswick, NJ 08989

Small Cap Index Fund 11.7% of Class A	Merrill Lynch Trust Co. Trustee FBO KPMG Attn: Neil Dorflinger P.O. Box 30532 New Brunswick, NJ 08989

International Index Fund 26.1% of Class A	Merrill Lynch Trust Co. P.O. Box 30532 New Brunswick, NJ 08989

International Index Fund 8.1% of Class A	Merrill Lynch Trust Co. Trustee FBO KPMG Attn: Neil Dorflinger P.O. Box 30532 New Brunswick, NJ 08989

International Index Fund 14.1% of Class D	Nextgen 100 Equity Portfolio Maine College Savings Plan 83 Western Ave. Augusta, ME 04330
Fund	Name/Address

International Index Fund 7.3% of Class D	Nextgen 75 Equity Portfolio 5 Community Drive, P.O. Box 949 Augusta, ME 04332

Aggregate Bond Index Fund 7.1% of Class A	Merrill Lynch Trust Co. P.O. Box 30532 New Brunswick, NJ 08989

Aggregate Bond Index Fund 15.4% of Class D	Piedmont Liability Trust 2568 Ivy Road #3 Charlottesville, VA 22903

FINANCIAL STATEMENTS

         The Funds’ and Series’ audited financial statements are incorporated in this Statement of Additional Information by reference to their 1999 annual reports to shareholders. You may request a copy of the annual reports at no charge by calling (800) 456-4587 Ext. 789 between 8:00 a.m. and 8:00 p.m. on any business day.
APPENDIX

RATINGS OF FIXED INCOME SECURITIES

Description of Moody’s Investors Service Inc.’s (“Moody’s”) Corporate Ratings

Aaa	Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A	Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa	Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.
Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds that are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note. Moody’s may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier I indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Moody’s Commercial Paper Ratings

         The term “commercial paper ” as used by Moody’s means promissory obligations not having an original maturity in excess of nine months. Moody’s makes no representations as to whether such commercial paper is by any other definition “commercial paper” or is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”).

         Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s makes no representation that such obligations are exempt from registration under the Securities Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

         Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

— Leading market positions in well established industries

— High rates of return on funds employed

— Conservative capitalization structures with moderate reliance on debt and ample asset protection

— Broad margins in earnings coverage of fixed financial charges and high internal cash generation

— Well established access to a range of financial markets and assured sources of alternate liquidity

         Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

         If an issuer represents to Moody’s that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody’s evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody’s makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

Description of Moody’s Preferred Stock Ratings

         Because of the fundamental differences between preferred stocks and bonds, a variation of the bond rating symbols is being used in the quality ranking of preferred stocks. The symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stocks occupy a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

         Preferred stock rating symbols and their definitions are as follows:

aaa
An issue that is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa
An issue that is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a
An issue that is rated “a” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa
An issue that is rated “baa” is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba
An issue that is rated “ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b
An issue that is rated “b” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa	An issue that is rated “caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca	An issue that is rated “ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

c	This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody’s may apply numerical modifiers 1, 2 and 3 in each rating classification from “aa” through “b” in its preferred stock rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Standard & Poor’s Corporate Debt Ratings

         A Standard & Poor’s corporate or municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

         The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information or for other reasons.

         The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA	Debt rated AAA has the highest rating assigned by Standard & Poor ’s. Capacity to pay interest and repay principal is extremely strong.

AA	Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest- rated issues only in small degree.

A	Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-
rated categories.

BBB	Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB	Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B	Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC	Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

CC	The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

C	The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied
CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI	The rating CI is reserved for income bonds on which no interest is being paid.

D	Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed.
The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

         Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

L	The letter “L” indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal
Deposit Insurance Corp. and interest is adequately collateralized.

*	Continuance of the rating is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

NR	Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.

         Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

         Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (“AAA,” “AA,” “A,” “BBB,” commonly known as “investment grade” ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

Description of Standard & Poor’s Commercial Paper Ratings

         A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D ” for the lowest. The four categories are as follows:

A
Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-l
This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2	Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated “A-l.”

A-3
Issues carrying this designation have a satisfactory capacity for timely payment. They are however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues rated “B” are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D	This rating indicates that the issue is either in default or is expected to be in default upon maturity.

         The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor ’s by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

Description of Standard & Poor’s Preferred Stock Ratings

         A Standard & Poor’s preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the bond rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

         The preferred stock ratings are based on the following considerations:

            I.    Likelihood of payment — capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.

II. Nature of, and provisions of, the issue.

III.	Relative position of the issue in the event of bankruptcy, reorganization, or other arrangements affecting creditors’ rights.

AAA	This is the highest rating that may be assigned by Standard & Poor ’s to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA	A preferred stock issue rated “AA” also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated “AAA.”

A	An issue rated “A” is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB	An issue rated “BBB” is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the “A ” category.

BB, B, CCC	Preferred stock rated “BB,” “B,” and “CCC” are regarded, on balance, as predominantly B, speculative with respect to the issuer’s capacity to pay preferred stock obligations. “BB” indicates the lowest degree of speculation and “CCC” the highest degree of speculation. While such issues will likely have some quality and protection characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC	The rating “CC” is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

C	A preferred stock rated “C” is a non-paying issue.

D	A preferred stock rated “D” is a non-paying issue with the issuer in default on debt instruments.

         NR indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

         Plus (+) or minus (-): To provide more detailed indications of preferred stock quality, the ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         The preferred stock ratings are not a recommendation to purchase or sell a security, inasmuch as market price is not considered in arriving at the rating. Preferred stock ratings are wholly unrelated to Standard Poor ’s earnings and dividend rankings for common stocks.

         The ratings are based on current information furnished to Standard & Poor’s by the issuer, and obtained by Standard & Poor’s from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

Description of Fitch IBCA, Inc.’s (“Fitch ”) Investment Grade Bond Ratings

         Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

         The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and of any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

         Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

         Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

         Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

         Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA	Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA	Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-I+.”

A	Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB	Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” category.

NR	Indicates that Fitch does not rate the specific issue.

Conditional	A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended	A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn	A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch’s discretion, when an issuer fails to furnish proper and timely information.

Fitch Alert	Ratings are placed on Fitch Alert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as “Positive”
indicating a potential upgrade, “Negative,” for potential downgrade, or “Evolving,” where ratings may be raised or lowered. Fitch Alert is relatively short-term, and should be resolved within 12 months.

         Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as “Positive” or “Negative.” The absence of a designation indicates a stable outlook.

Description of Fitch Speculative Grade Bond Ratings

         Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings (“BB ” to “C”) represent Fitch’s assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating (“DDD” to “D”) is an assessment of the ultimate recovery value through reorganization or liquidation.

         The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength.

         Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB	Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B	Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC	Bonds have certain identifiable characteristics which, if not remedied may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC	Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C	Bonds are in default in payment of interest or principal.

DDD, DD, D	Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “DDD,” “DD,” or “D” categories.

Description of Fitch Investment Grade Short-Term Ratings

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

Fitch short-term ratings are as follows:

F-1+	Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1	Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+. ”

F-2	Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned “F-1+” and “F- 1” ratings.

F-3	Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S	Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D	Default. Issues assigned this rating are in actual or imminent payment default.

LOC	The symbol “LOC” indicates that the rating is based on a letter of credit issued by a commercial bank.

[This page intentionally left blank]

[This page intentionally left blank]

[This page intentionally left blank]

Code # 19004-0400